                                                                   Exhibit 10.40

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                         ASSET PURCHASE OPTION AGREEMENT

                                 BY AND BETWEEN

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                                       and

                               SURGICA CORPORATION

                                November 23, 2005

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                                                                  EXECUTION COPY

                         ASSET PURCHASE OPTION AGREEMENT

         THIS ASSET PURCHASE  OPTION  AGREEMENT  (this  "Agreement") is made and entered  into as of  November  23, 2005 by and between  Surgica  Corporation,  a
Delaware corporation (the "Company") and Protein Polymer  Technologies,  Inc., a
Delaware  corporation (the  "Optionee").  Unless otherwise  defined herein,  all capitalized  terms used  herein  shall  have the  respective  meanings  ascribed thereto in the Purchase Agreement (defined below).

                                 R E C I T A L S

         WHEREAS,  the  Company  and the  Optionee  propose  to enter  into that certain  License  Agreement  and that  certain  Supply and  Services  Agreement, attached  hereto as Exhibit A and  Exhibit B,  respectively  (collectively,  the
"License Agreement"),  pursuant to which the Company,  among other things, would license to Optionee certain  intellectual  property (including patent and patent applications), as well as marketing and distribution rights;

         WHEREAS,  in order to induce the  Optionee  to enter  into the  License
Agreement  and to advance funds to the Company,  pursuant to this  Agreement and subject to the terms herein,  the Optionee shall have the right to purchase from the  Company  substantially  all of the assets of the  Company  now  existing or hereafter  acquired  through  the date of the  exercise  of the Option  (defined below) (the  "Assets") for the purchase  price  described in Section 1.4 of this
Agreement.

         NOW,  THEREFORE,  in consideration of the premises and mutual covenants and agreements  herein set forth and for other good and valuable  consideration, the receipt and adequacy of which are hereby  acknowledged,  each of the parties hereto (individually,  a "Party",  collectively,  the "Parties") hereby agree as follows:

                                    ARTICLE I

                               OPTION TO PURCHASE

         Section 1.1.  Option to Purchase Assets.
         ---------------------------------------

         Subject to the  satisfaction  or waiver of the  conditions set forth in
Article V hereof,  the Company  hereby grants to Optionee the option to purchase substantially  all of the Assets  (the  "Option")  during the Option  Period (as defined in Section 1.2 of this Agreement),  as the same may be extended pursuant to the terms  hereof,  or such later date as the Parties  shall  mutually  agree upon.  The date on which the Option  becomes  effective is referred to herein as the "Option Effective Date."

                                       -1-

         Section 1.2.  The Option Period.
         -------------------------------

         The "Option  Period" shall commence on the date hereof and extend until
One (1) year from the Effective  Date,  provided that,  upon written notice from
Optionee to the Company not more than 60 days and not less than 30 days prior to such  date,  the  Option  Period  may be  extended  until Two (2) years from the
Effective Date, in the sole and absolute discretion of Optionee.

         Section 1.3.  Exercise of Option.
         --------------------------------

         (a) During the Option  Period,  Optionee  may  exercise the Option only upon written  notice (the "Option  Notice") to the Company,  in accordance  with
Section 7.7 herein.

         (b) Within 10 days after the Optionee  delivers the Option Notice,  the
Optionee,  Optionee's wholly-owned subsidiary and the Company, must enter into a definitive asset purchase agreement in substantially the form attached hereto as
Exhibit C (the "Purchase Agreement").

         Section 1.4.  Option Payment.
         ----------------------------

         The  consideration  which  shall be paid by Optionee to the Company for the  Assets  shall be equal to that set  forth in  Section  2.6 of the  Purchase
Agreement.

         Section 1.5.  Option Closing.
         ----------------------------

         The Option shall become effective (the "Option  Closing") on the Option
Effective Date, which shall be one Business Day after  satisfaction or waiver of all the  conditions  set forth in Article V hereof,  but in no event  later than
December  17,  2005.  At the Option  Closing,  the parties  shall enter into the
License  Agreement  and Supply and  Services  Agreement  and shall  execute  and deliver such other instruments and documents contemplated by Article V hereof.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company  represents  and  warrants to the  Optionee for its benefit that the statements  contained in this Article II are true and correct,  subject to such  exceptions as are  specifically  disclosed in writing in the Disclosure
Schedule provided by the Company to the Optionee (the "Disclosure Schedule").

         Section 2.1.  Organization, Qualification and Corporate Power.
         -------------------------------------------------------------

         The Company is a corporation  duly organized,  validly  existing and in corporate good standing under the laws of the State of Delaware.  The Company is duly  qualified to conduct  business and is in corporate good standing under the

                                       -2-

laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its  properties  requires  such  qualification,  except  where the failure to be so qualified or in good standing would not have a Material Adverse
Effect on the  Company.  The Company has the  corporate  power and  authority to carry on the businesses in which it is engaged and to own and use the properties owned  and used by it.  The  Company  has  furnished  or made  available  to the
Optionee  true and  complete  copies of its  Certificate  of  Incorporation  and
Bylaws,  each as amended  and/or  restated  and as in effect on the date  hereof
(hereinafter  the "Charter" and "Bylaws,"  respectively).  The Company is not in default under or in violation of any provision of its Charter or Bylaws, each as amended to date.

         Section 2.2.  Representations and Warranties in Purchase Agreement.
         ------------------------------------------------------------------

         The representations  and warranties  regarding the Company set forth in
Article  III of the  Purchase  Agreement  are  true and  correct  as of the date hereof.

         Section 2.3.  Authorization of Transaction.
         ------------------------------------------

         Subject to the  Requisite  Stockholder  Approval (as defined  below) of this Agreement, the Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations  hereunder.  The execution and delivery of this Agreement and,  subject to the adoption of this  Agreement, the proper notice or waiver thereof to the Company's  preferred  stockholders as provided  in the  Charter  and Bylaws of the  Company  and the  approval  of the transaction by a majority of the votes represented by the outstanding  shares of stock entitled to vote on this  Agreement,  which is a majority of the Company's common stock and preferred  stock voting as a single  class,  with the preferred voting on an "as converted" basis,  voting in accordance with the corporate laws of the  State of  Delaware  and the  Charter  and  Bylaws  of the  Company  (the
"Requisite  Stockholder  Approval"),  the  performance  by the  Company  of this
Agreement and the consummation by the Company of the  transactions  contemplated hereby have been duly and validly  authorized by all necessary  corporate action on the part of the Company.  This  Agreement has been duly and validly  executed and delivered by the Company and, assuming the due authorization,  execution and delivery by the  Optionee,  constitutes  a valid and binding  obligation  of the
Company, enforceable against the Company in accordance with its terms, except as enforcement  may be limited by bankruptcy,  insolvency,  fraudulent  conveyance, reorganization,  moratorium and other similar laws affecting the  enforcement of creditors'  rights  generally,  and except that the  availability  of  equitable remedies,  including specific  performance,  is subject to the discretion of the court before which any proceeding therefor may be brought.

         Section 2.4.  Noncontravention.
         ------------------------------

         Subject  to  receipt  of the  Requisite  Stockholder  Approval  and the consent  of  AngioDynamics,  Inc.,  substantially  in the  form as set  forth on
Exhibit  D,  attached  hereto,  except as set forth on  Schedule  2.4,  attached hereto, neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions  contemplated  hereby, will:
(a)  conflict  with or violate  any  provision  of the  Charter or Bylaws of the
Company;  (b) require on the part of the Company any filing with, or any permit, authorization, consent or approval of, any Governmental Body; (c) conflict with,

                                       -3-

result in a breach of,  constitute  (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense,  franchise, permit,  indenture,  agreement  or mortgage for borrowed  money,  instrument  of indebtedness,  Lien or other  arrangement  to which the Company is a party or by which the Company is bound or to which any of its Assets is subject;  (d) result in the imposition of any Lien upon any Assets of the Company; or (e) violate any order, writ, injunction,  decree,  statute, rule or regulation applicable to the
Company, any of its properties or Assets.

         Section 2.5.  Subsidiaries.
         --------------------------

         The Company  does not have any direct or indirect  subsidiaries  or any other  equity  interest  in any  other  firm,  corporation,  partnership,  joint venture, association or other business organization.

         Section 2.6.  Absence of Certain Changes.
         ----------------------------------------

         Since June 30,  2005,  the Company has  conducted  its  business in the
Ordinary  Course of Business  and there has not  occurred  any change,  event or condition  (whether or not covered by insurance)  that has resulted in, or might reasonably be expected to result in any material  adverse  change in the Assets, business, financial condition or results of operations of the Company.

         Section 2.7.  Powers of Attorney.
         --------------------------------

         There are no outstanding  powers of attorney  executed on behalf of the
Company.

         Section 2.8.  Fees.
         ------------------

         Except as  disclosed  in Schedule  2.8, the Company has no liability or obligation  to pay any fees or  commissions  to any broker,  investment  banking firm,  finder or agent with  respect to the  transactions  contemplated  by this
Agreement.

         Section 2.9.  Books and Records.
         -------------------------------

         The minute books and other similar  records of the Company contain true and  complete  records of all  material  actions  taken at any  meetings  of the stockholders of the Company,  Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting.

         Section 2.10.  Company Action.
         -----------------------------

         The Board of  Directors  of the  Company,  at a meeting duly called and held,  has by the  unanimous  vote of all  directors  (i)  determined  that  the transaction contemplated herein is fair and in the best interests of the Company and its  stockholders,  (ii)  adopted  this  Agreement  in  accordance  with the provisions of the corporate  laws of the State of Delaware,  and (iii)  directed that this  Agreement be submitted to the  stockholders  of the Company for their

                                       -4-

adoption and approval and  resolved to recommend  that the  stockholders  of the
Company vote in favor of the adoption of this Agreement.

         Section 2.11.  Disclosure.
         -------------------------

         No  representation  or  warranty  by  the  Company  contained  in  this
Agreement,  and no statement  contained in the Disclosure  Schedule or any other document,  certificate or other instrument delivered to or to be delivered by or on behalf  of the  Company  pursuant  to this  Agreement,  contains  any  untrue statement of a material fact or omits to state any material fact  necessary,  in light  of the  circumstances  under  which  it was  made,  in  order to make the statements herein not misleading.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE

                The Optionee represents and warrants to the Company as follows:

         Section 3.1.  Organization.
         --------------------------

         The Optionee is a corporation  duly organized,  validly existing and in good  standing  under the laws of the state of  Delaware.  The  Optionee is duly qualified to conduct  business and is in corporate  good standing under the laws of each  jurisdiction  in which the nature of its businesses or the ownership or leasing of its properties requires such qualification,  except where the failure to be so qualified or in good standing would not have a Material  Adverse Effect on it.

         Section 3.2.  Authorization of Transaction.
         ------------------------------------------

         The Optionee has all corporate requisite power and authority to execute and  deliver  this  Agreement  and to  perform  its  obligations  hereunder  and thereunder.  The execution and delivery of this Agreement and the performance of this Agreement and the consummation of the transactions  contemplated hereby and thereby by the Optionee  have been duly and validly  authorized by all necessary corporate  action on the part of the Optionee.  This Agreement has been duly and
validly   executed  and  delivered  by  the  Optionee  and,   assuming  the  due
authorization,  execution  and delivery by the Company,  constitutes a valid and binding  obligation of the Optionee,  enforceable  against it in accordance with its terms,  except as enforcement  may be limited by  bankruptcy,  insolvency or other similar laws affecting the enforcement of creditors' rights generally, and
except  that  the  availability  of  equitable   remedies,   including  specific
performance,  is  subject  to the  discretion  of the  court  before  which  any proceeding therefor may be brought.

         Section 3.3.  Noncontravention.
         ------------------------------

         Neither  the  execution  and  delivery  of  this  Agreement,   nor  the
consummation by the Optionee of the transactions  contemplated  hereby, will (a)
conflict or violate any provision of the Certificate of  Incorporation or Bylaws

                                       -5-

of the Optionee,  (b) conflict with,  result in breach of,  constitute  (with or without  due  notice  or lapse of time or both) a default  under,  result in the acceleration of, create in any party any right to accelerate,  terminate, modify or cancel, or require any notice, consent or waiver under, any contract,  lease, sublease,  license,  sublicense,  franchise,  permit,  indenture,  agreement  or mortgage for borrowed money,  instrument of indebtedness,  security  interest or other  arrangement  to which the Optionee is a party or by which either is bound or to which any of their  assets are  subject,  or (c) violate any order,  writ, injunction,  decree,  statute,  rule or regulation applicable to the Optionee or any of its properties or assets.

         Section 3.4.  Company Action.
         ----------------------------

         The Board of  Directors of the  Optionee,  at a meeting duly called and held, have (i) determined that the transaction  contemplated  herein is fair and in the best  interests of the Optionee  and each of its  stockholders,  and (ii)
adopted this Agreement in accordance with the provisions of the Delaware General
Corporation Law.

         Section 3.5.  Brokers' Fees.
         ---------------------------

         The  Optionee  has no  liability  or  obligation  to pay  any  fees  or commissions  to any  broker,  finder or agent with  respect to the  transactions contemplated by this Agreement.

         Section 3.6.  Financial Reports and SEC Documents.
         -------------------------------------------------

         The  Optionee's  Annual Report on Form 10-KSB for the fiscal year ended
December 31, 2004,  as amended by Form 10-KSB/A  filed on May 18, 2005,  and all other reports, definitive proxy statements or information statements filed or to be filed by it subsequent to December 31, 2004 under Section 13(a), 13(c), 14 or
15(d) of the Exchange Act in the form filed or to be filed  (collectively,  "SEC
Documents")  with the SEC, as of the date filed or to be filed,  (A) complied or will comply in all material respects as to form with the applicable requirements under the Exchange Act and (B) as of the time filed, or to be filed, did not and will not  contain  any untrue  statement  of a material  fact or omit to state a material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading;  and each of the balance  sheets  contained  in or  incorporated  by reference into any such SEC Document  (including the related notes and schedules thereto)  fairly  presents,  or will fairly present,  the financial  position of
Optionee  and  its  subsidiaries,  if  any,  as of its  date,  and  each  of the statements  of income  and  changes  in  shareholders'  equity and cash flows or equivalent  statements  in such SEC Documents  (including  any related notes and schedules  thereto)  fairly  presents,  or will fairly  present,  the results of operations,  changes in  shareholders'  equity and changes in cash flows, as the case may be, of Optionee and its subsidiaries,  if any, for the periods to which they relate,  in each case in  accordance  with U.S. GAAP  consistently  applied during  the  periods  involved,  except  in each  case as may be noted  therein, subject to the absence of footnotes and to normal  year-end  adjustments  in the case of unaudited statements.

                                       -6-

                                   ARTICLE IV

                    COVENANTS BY THE OPTIONEE AND THE COMPANY

                The Optionee and the Company covenant as follows:

         Section 4.1.  Satisfaction of Conditions.
         ----------------------------------------

         Each of the Parties shall use its  commercially  reasonable  efforts to take all actions and to do all things necessary,  proper or advisable to satisfy the conditions set forth in Article V of this Agreement.

         Section 4.2.  Notices and Consents.
         ----------------------------------

         Each of the  Optionee  and the  Company  shall use  their  commercially reasonable  efforts  to  obtain,  at its  expense,  all such  waivers,  permits, consents,  approvals or other authorizations from third parties and Governmental
Bodies,  and to effect all such  registrations,  filings and notices  with or to third parties and Governmental  Bodies, as may be required by or with respect to the Optionee or the Company,  respectively,  in connection with the transactions contemplated by this Agreement.

         Section 4.3.  Operation of Business.
         -----------------------------------

         Except as contemplated  by this  Agreement,  during the period from the date of this  Agreement  up until the Closing  Date (as defined in the  Purchase
Agreement),  the Company shall conduct its operations in the Ordinary  Course of
Business and in compliance with all applicable laws and regulations  and, to the extent consistent  therewith,  use all reasonable efforts to preserve intact its current  business  organization,  keep  its  physical  Assets  in  good  working condition, keep available the services of its current officers and employees and preserve its relationships with customers,  suppliers and others having business dealings with it to the end that its goodwill and ongoing  business shall not be impaired  in any  material  respect.  Without  limiting  the  generality  of the foregoing, prior to the Closing Date, the Company shall not, without the written consent of the Optionee:

         (a) issue,  sell,  deliver or agree or commit to issue, sell or deliver
(whether  through the  issuance or granting of options,  warrants,  commitments, subscriptions,  rights to purchase or otherwise) or authorize the issuance, sale or  delivery  of, or redeem or  repurchase,  any stock of any class or any other securities or any rights, warrants or options to acquire any such stock or other securities  (except  pursuant  to the  conversion  or  exercise  of  convertible securities, options or warrants outstanding on the date hereof), or amend any of the terms of any such convertible securities, options or warrants;

         (b) split,  combine or  reclassify  any  shares of its  capital  stock;
declare,  set aside or pay any  dividend,  special  bonus or other  distribution
(whether in cash,  stock or property or any  combination  thereof) in respect of its capital stock;

                                       -7-

         (c)  create,  incur  or  assume  any  debt  not  currently  outstanding
(including obligations in respect of capital leases); assume, guarantee, endorse or otherwise  become liable or responsible  (whether  directly,  contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital  contributions to, or investments in, or increase the amount of any existing loan to any other person or entity;

         (d) enter into, adopt or amend any Plans or any employment or severance agreement or  arrangement or increase in any manner the  compensation  or fringe benefits  of, or modify the  employment  terms of, its  directors,  officers  or employees,  generally  or  individually,  or pay any benefit not required by the terms in effect on the date hereof of any existing Plan;

         (e)  acquire,  sell,  transfer,  lease,  sublease,   license,  abandon,
encumber,  transfer or  otherwise  dispose of any  properties  or assets,  real, personal  or mixed  (including  leasehold  interests  and  intangible  property)
related to the Operations, except in the Ordinary Course of Business

         (f) amend and/or restate its Charter or Bylaws;

         (g) change in any material respect its accounting  methods,  principles or practices,  or make any change in depreciation  or  amortization  policies or lives adopted by it except insofar as may be required by a generally  applicable change in GAAP or as required by Optionee;

         (h)  discharge or satisfy any Lien or pay any  obligation  or liability other than in the Ordinary Course of Business;

         (i) settle,  compromise,  materially modify or amend, waive, terminate, cancel, release or assign any rights or Claims concerning, affecting or relating to any Contract relating to the Operations (including,  without limitation,  any
Assigned Agreement), or otherwise relating to the Operations;

         (j)  mortgage  or pledge any of its  property  or Assets or subject any such Assets to any Lien;

         (k) sell, assign, license, grant or transfer any rights under, or enter into any settlement  regarding the breach or infringement  of, any  Intellectual
Property, or modify any existing rights with respect thereto;

         (l) enter into, amend, terminate,  take or omit to take any action that would  constitute a violation of or default under,  or waive,  release or assign any rights under, any contract or agreement;

         (m) enter  into,  amend,  modify or consent to the  termination  of any
Assigned Agreement;

                                       -8-

         (n) make or commit to make any  capital  expenditure  in excess of Five
Thousand Dollars ($5,000) per item;

         (o)  take  any  action  or fail to take any  action  permitted  by this
Agreement  with the  knowledge  that such action or failure to take action would result in (i) any of the representations and warranties of the Company set forth in this Agreement or the Purchase  Agreement  becoming untrue or (ii) any of the conditions to the transaction set forth in Article V, not being satisfied;

         (p) make any material charitable contribution;

         (q) engage or terminate any consultant;

         (r) enter into,  materially  amend or (except in  conjunction  with the completion of the term thereof)  terminate any Contract or transaction  with any director or officer,  stockholder  or Affiliate of Seller (or with any relative, beneficiary, spouse or Affiliate of such Person) relating to the Operations;

         (s) terminate,  discontinue,  close or dispose of any facility or other business operation,  or lay off any employees or implement any early retirement, separation or program  providing early retirement window benefits or announce or plan any such action or program for the future;

         (t) allow any Permit  that was issued or relates to the  Operations  to lapse or  terminate  or fail to renew any  insurance  policy  or Permit  that is scheduled  to terminate or expire  within forty five (45)  calendar  days of the
Effective  Date,  except to the extent that such failure would not be reasonably expected to cause a Material Adverse Effect on the ability of the Company to own and operate the Operations as now conducted;

         (u) enter  into any  contract,  other  than in the  Ordinary  Course of
Business and as provided to the Optionee, or any amendment or termination of, or default  under,  any  contract  that is or was  material  to the  Operations  or
Seller's rights thereunder;

         (v) commence any litigation  other than (i) for the routine  collection of bills or (ii) in such cases where the Company in good faith  determines  that failure to commence  suit would result in the material  impairment of a valuable aspect of the  Company's  business,  provided  that  Company  consults  with the
Optionee prior to the filing of such a suit;

         (w) make or change any material election in respect of Taxes,  adopt or change any accounting  method in respect of Taxes,  file any material  return or any amendment to a material return, enter into any closing agreement, settle any claim or  assessment  in respect of Taxes (except  settlements  effected  solely through  payment of  immaterial  sums of money),  or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

                                       -9-

         (x)  write  down or  write  up (or  fail to  write  down or write up in accordance  with  U.S.  GAAP  consistent  with past  practice)  the value of any receivables  or revalue any of the  Company's  assets other than in the Ordinary
Course of Business and in accordance with U.S. GAAP;

         (y) issue any purchase orders or otherwise agreed to make any purchases involving  exchanges in value in excess of Two Thousand Five Hundred Dollars and
Zero Cents  ($2,500.00)  individually  or Five  Thousand  Dollars and Zero Cents
($5,000.00) in the aggregate, except in the Ordinary Course of Business;

         (z) merge with, enter into a consolidation  with or acquire an interest of 5% or more in any  Person or acquire a  substantial  portion of the assets or business of any Person or any division or line of business  thereof engaged in a business  relating to the Operations,  or otherwise  acquire any material assets relating to the Operations except in the Ordinary Course of Business;

         (aa)  (i)  grant,   announce,  or  make  any  change  in  the  rate  of
compensation,  wages, salaries,  commission,  bonuses,  incentives,  pensions or other direct or indirect  remuneration or benefits  payable,  or pay or agree or orally  promised  to pay,  conditionally  or  otherwise,  any bonus,  incentive, retention  or other  compensation,  retirement,  welfare,  fringe  or  severance benefit or vacation  pay, to or in respect of any director,  officer,  employee, distributor,  contractor, or agent of the Company relating to or involved in the
Operations,  including any increase or change pursuant to any Plan or (ii) enter into,  establish,  increase  or  promise to  increase,  amend or  terminate  any benefits under any Plan or any  employment or severance  agreement or commitment or  collective  bargaining  agreement  with any  employee or  contractor  of the
Company  relating  to or involved  in the  Operations,  in either case except as required by Law or any collective  bargaining  agreement,  such exceptions being disclosed in the Disclosure Schedules;

         (bb) fail to pay any creditor any material amount owed to such creditor when due;

         (cc) change in any manner the character or scope of the Operations;

         or

         (dd)  agree,  whether  in  writing  or  otherwise,  to take any  action described in this Section 4.3 or grant any options to purchase,  rights of first refusal,  rights of first offer or any other similar rights or commitments  with respect to any of the actions specified in this Section 4.3, except as expressly contemplated by this Agreement.

         Section 4.4.  Full Access.
         -------------------------

         The Company shall permit  representatives  of the Optionee to have full access (upon reasonable  notice and at all reasonable  times, and in a manner so as not to interfere with the normal  business  operations of the Company) to all

                                       -10-

premises, properties, financial and accounting records, contracts, other records and  documents,  and  personnel,  of or  pertaining  to the Company,  subject to compliance with applicable confidentiality obligations of the Company.

         Section 4.5.  Notice of Breaches.
         --------------------------------

         The Company shall  promptly  deliver to the Optionee  written notice of any event or development of which the Company is aware and that would (a) render any  statement,  representation  or warranty  of the  Company in this  Agreement
(including  the  Disclosure  Schedule)  inaccurate or incomplete in any material respect, or (b) constitute or result in a breach by the Company of, or a failure by the Company to comply  with,  any  agreement  or  covenant in this  Agreement applicable to such Party.  The Optionee  shall  promptly  deliver to the Company written  notice of any event or  development of which the Optionee is aware that would (i) render any  statement,  representation  or warranty of the Optionee in this  Agreement  inaccurate  or  incomplete  in any  material  respect,  or (ii)
constitute  or  result  in a breach by the  Optionee  of,  or a  failure  by the
Optionee to comply with, any agreement or covenant in this Agreement  applicable to such  Party.  No such  disclosure  shall be  deemed to avoid or cure any such misrepresentation or breach.

         Section 4.6.  Exclusivity.
         -------------------------

         The Company  agrees that from the date of execution  of this  Agreement until the earlier of (a) the Closing Date or (b)  termination  of this Agreement in  accordance  with Article VI hereof,  the Company  shall not, and the Company shall use its best efforts to cause each of its officers, directors,  employees, representatives  and  agents  not  to,  directly  or  indirectly,  (a)  solicit, initiate,  engage  or  participate  in or  knowingly  encourage  discussions  or negotiations with any person or entity (other than the Optionee)  concerning any
merger,   consolidation,   sale  of  assets,  tender  offer,   recapitalization,
accumulation  of  stock,  proxy  solicitation  or  other  business   combination
involving  the Company or any  division of the Company,  (b) solicit,  initiate, entertain or encourage any proposal or offer related to such an acquisition, (c)
provide any non-public information concerning the business, properties or Assets of the Company to any person or entity  (other than the  Optionee)  or (d) enter into any  understanding,  letter of  intent or  agreement,  whether  binding  or non-binding,  in connection  with the foregoing.  The Company shall  immediately notify the Optionee  of, and shall  disclose to the Optionee all details of, any inquiries,  discussions  or  negotiations  of the nature  described in the first sentence of this Section 4.6. The term  "indirectly"  shall include,  but not be limited to, through Company representatives.

         Section 4.7.  Reasonable Commercial Efforts and Further Assurances.
         ------------------------------------------------------------------

         Each  of  the  Parties  shall  use  reasonable  commercial  efforts  to effectuate  the  transactions  contemplated  hereby  and to fill and cause to be fulfilled the  conditions to closing under this  Agreement.  Each Party,  at the reasonable  request of another  Party,  shall  execute  and  deliver  such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting  completely the  consummation  of this Agreement and the transactions contemplated hereby.

                                       -11-

         Section 4.8.  Funding of Business Plan.
         --------------------------------------

         If the Closing occurs prior to June 30, 2007, absent a Material Adverse
Effect, as determined by and in the sole discretion of Optionee,  Optionee shall provide  support,  as more fully described in Schedule 4.8, to the Operations to be  transferred  from Seller to Optionee as provided  herein in order to, in the reasonable  judgment of Optionee,  enable the Minimum Revenue Trigger to be met.
It is currently  anticipated that such support, if any, will be reflected in the approval budgets for the Operations to be transferred from Seller to Optionee as further described in the Supply and Services Agreement.

                                    ARTICLE V

                    CONDITIONS TO CONSUMMATION OF TRANSACTION

         Section 5.1.  Conditions to Each Party's Obligations.
         ----------------------------------------------------

         The  respective  obligations  of  each  Party  to  the  Option  Closing hereunder are subject to the following conditions:

         (a) The Company shall have received the Requisite  Stockholder Approval from the stockholders of the Company.

         (b) Any required notice to the Company's  preferred  stockholders shall have been given or waived; and

         (c)  Subject to the  Requisite  Stockholder  Approval,  Company and the
Optionee shall have entered into the License Agreement.

         Section 5.2.  Conditions to Obligations of the Optionee.
         -------------------------------------------------------

         The  obligation  of the  Optionee to the Option  Closing  hereunder  is subject to the satisfaction of the following additional conditions:

         (a) the Company  shall have  performed or complied with in all material respects its agreements and covenants  required to be performed or complied with under this Agreement as of or prior to the Option Closing;

         (b) the  representations  and  warranties  of the  Company set forth in
Article II shall be true and  correct as of the date  hereof,  and shall be true and correct as of the Option Closing,  except for representations and warranties made as of a specific date, which shall be true and correct as of such date;

         (c) the Company  shall have  delivered  to the  Optionee a  certificate
(without  qualification  as to knowledge or  materiality  or  otherwise)  to the effect  that each of the  conditions  specified  in clauses  (a) and (b) of this
Section 5.2 is satisfied in all respects;

                                       -12-

         (d) The Company shall have received the consent of AngioDynamics, Inc., substantially in the form of Exhibit D, attached hereto, to assign the Company's rights and obligations  under that certain  Distributor  Agreement,  dated as of
June 28, 2002, between the Company and AngioDynamics, Inc.

         (e)  Louis R.  Matson  shall  have  entered  into a  Voting  Agreement, substantially in the form attached hereto as Exhibit E; and

         (f)  Louis  R.  Matson  and the  Company  shall  have  entered  into an
Employment  Agreement  substantially  in the form set forth on Exhibit F hereto;
and

         (g) Louis R. Matson and the  Optionee  shall have  entered  into a Side
Letter Agreement substantially in the form set forth on Exhibit G hereto.

         Section 5.3.  Conditions to Obligations of the Company.
         ------------------------------------------------------

         The  obligation  of  the  Company  to  consummate  the  Option  Closing hereunder is subject to the satisfaction of the following additional conditions:

         (a) The Optionee  shall have performed or complied with in all material respects its agreements and covenants  required to be performed or complied with under this Agreement as of or prior to the Option Closing;

         (b) the  representations  and  warranties  of the Optionee set forth in
Article III shall be true and correct as of the date  hereof,  and shall be true and correct as of the Option Closing,  except for representations and warranties made as of a specific date, which shall be true and correct as of such date; and

         (c) the  Optionee  shall have  delivered  to the Company a  certificate
(without  qualification  as to knowledge or  materiality  or  otherwise)  to the effect  that each of the  conditions  specified  in  clause  (a) and (b) of this
Section 5.3 is satisfied in all respects.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.1.  Termination of Agreement.
         --------------------------------------

         The Parties may terminate this  Agreement  prior to the Closing Date as provided below:

         (a) the Parties may terminate this Agreement by mutual written consent;

         (b) any Party may terminate  this Agreement by giving written notice to the other Parties upon the entry of any permanent injunction or other order of a
court  or  other  competent   authority   preventing  the  consummation  of  the
transaction that has become final and nonappealable;

                                       -13-

         (c) The Optionee may terminate  this Agreement if any of the conditions set forth in Section 5.1 or 5.2 is not  satisfied  on or prior to  December  17,
2005 and the Optionee is not then in breach of this Agreement;

         (d) the Company may terminate  this  Agreement if any of the conditions set forth in Section 5.1 or 5.3 are not  satisfied  on or prior to December  17,
2005 and the Company is not then in breach of this Agreement; and

         (e) the Optionee may terminate  this  Agreement for any reason prior to the Closing Date.

         Section 6.2.  Effect of Termination.
         -----------------------------------

         If any Party  terminates  this  Agreement  pursuant to Section 6.1, all obligations of the Parties shall terminate without any liability of any Party to any other Party.  Notwithstanding the foregoing, the following obligations shall survive  termination of this Agreement:  (i) liability of any Party for breaches of this Agreement;  (ii) confidentiality,  as provided in Section 7.1; and (iii)
each Party's obligation to bear its own fees and expenses incurred in connection with the  preparation  and  negotiation of this  Agreement and the  transactions contemplated herein as provided in Section 7.11.

         Section 6.3.  Amendment.
         -----------------------

         The  Parties  may cause  this  Agreement  to be  amended at any time by execution of an instrument in writing signed on behalf of each of the Parties.

         Section 6.4.  Extension; Waiver.
         -------------------------------

         At any time prior to the  Closing  Date,  any Party may,  to the extent legally  allowed  (i)  extend  the  time  for  the  performance  of  any  of the obligations or other acts of the other Parties;  (ii) waive any  inaccuracies in the representations and warranties made to such Party contained herein or in any document  delivered  pursuant hereto and (iii) waive  compliance with any of the agreements or conditions  for the benefit of such Party  contained  herein.  Any agreement on the part of a Party to any such  extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1.  Press Releases and Announcements.
         ----------------------------------------------

         No Party  shall issue any press  release or make any public  disclosure relating to the subject matter of this  Agreement  without the prior approval of the  other  Parties;  provided,  however,  that any  Party  may make any  public disclosure it believes in good faith is required by law or regulation  (in which case the disclosing Party  shall advise the other Parties and provide them  with

                                       -14-

a  copy  of  the   proposed   disclosure   prior  to  making  the   disclosure).
Notwithstanding  the  foregoing,  the  Parties  acknowledge  that  Optionee is a reporting  company under the  Securities  Exchange Act of 1934, as amended,  and will be  required to  publicly  disclose  this  Agreement  and the  transactions contemplated  hereby in the form of press releases,  Current Reports on Form 8-K and such other means as Optionee determines.

         Section 7.2.  No Third Party Beneficiaries.
         ------------------------------------------

         This Agreement  shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

         Section 7.3.  Entire Agreement.
         ------------------------------

         This Agreement,  the Disclosure Schedule, the Schedules,  the documents and  instruments  and other  agreements  among the  Parties  referred  to herein constitute  the entire  agreement  among the  Parties and  supersedes  any prior understandings,  agreements or representations by or among the Parties,  written or oral, with respect to the subject matter hereof.

         Section 7.4.  Succession and Assignment.
         ---------------------------------------

         This  Agreement  shall be binding  upon and inure to the benefit of the
Parties and their  respective  successors  and permitted  assigns.  No Party may assign either this  Agreement or any of its rights,  interests,  or  obligations hereunder  without the prior  written  approval of the other  Parties,  provided however,  that  Optionee  may assign  some or all of its rights  hereunder  to a wholly owned subsidiary.

         Section 7.5.  Counterparts.
         --------------------------

         This  Agreement  may be executed in two or more  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         Section 7.6.  Headings.
         ----------------------

         The section  headings  contained  in this  Agreement  are  inserted for convenience  only and shall not affect in any way the meaning or  interpretation of this Agreement.

         Section 7.7.  Notices.
         ---------------------

         All  notices,  requests,  demands,  claims,  and  other  communications hereunder  shall be in writing.  Any notice,  request,  demand,  claim, or other communication  hereunder  shall be deemed duly delivered two business days after it is sent by registered or certified mail,  return receipt  requested,  postage prepaid,  or one  business  day  after  it is sent  via a  reputable  nationwide overnight courier service or sent via facsimile (with acknowledgment of complete transmission)  with a confirmation copy by registered or certified mail, in each case to the intended recipient as set forth in the Purchase Agreement.

                                       -15-

         Any  Party  may give  any  notice,  request,  demand,  claim,  or other communication  hereunder  using any other means  (including  personal  delivery, expedited  courier,  messenger  service,  telecopy,  telex,  ordinary  mail,  or electronic  mail),  but  no  such  notice,  request,  demand,  claim,  or  other communication  shall be  deemed  to have been  duly  given  unless  and until it actually is received by the Party for whom it is intended.  Any Party may change
the  address  to  which   notices,   requests,   demands,   claims,   and  other
communications  hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         Section 7.8.  Governing Law.
         ---------------------------

         This  Agreement  shall be governed by and construed in accordance  with the internal laws (and not the law of conflicts) of the State of California.

         Section 7.9.  Amendments and Waivers.
         ------------------------------------

         The Parties may mutually  amend any provision of this  Agreement at any time prior to Closing  Date.  No  amendment of any  provision of this  Agreement shall be valid  unless  the same  shall be in  writing  and signed by all of the
Parties. No waiver by any Party of any default,  misrepresentation  or breach of warranty or covenant  hereunder,  whether intentional or not, shall be deemed to extend  to any  prior or  subsequent  default,  misrepresentation  or  breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default,  misrepresentation,  breach of such warranty or covenant.

         Section 7.10.  Severability.
         ---------------------------

         Any  term  or   provision  of  this   Agreement   that  is  invalid  or
unenforceable in any situation in any jurisdiction shall not affect the validity or  enforceability  of the remaining terms and provisions hereof or the validity or  enforceability  of the offending term or provision in any other situation or in any  other  jurisdiction.  If the  final  judgment  of a court  of  competent
jurisdiction   declares  that  any  term  or  provision  hereof  is  invalid  or unenforceable,  the Parties  agree that the court  making the  determination  of invalidity  or  unenforceability  shall  have the  power to  reduce  the  scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace  any invalid or  unenforceable  term or  provision  with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision,  and this Agreement shall be  enforceable  as so modified  after the  expiration  of the time within which the judgment may be appealed,  provided that this Agreement shall not then substantially deprive either Party of the bargained-for performance of the other
Party.

         Section 7.11.  Expenses.
         -----------------------

         All fees and  expenses  (including  all legal and  accounting  fees and expenses and all other  expenses)  incurred by Optionee in connection  with this
Agreement  and the  transactions  contemplated  hereby shall be paid by Optionee whether or not the transaction is consummated. All transaction costs incurred by the Company in connection with this Agreement and the transactions  contemplated hereby  shall  be  paid  by the  Company  whether  or  not  the  transaction  is consummated.

                                       -16-

         Section 7.12.  Other Remedies.
         -----------------------------

         Except  as  otherwise  provided  herein,  any and all  remedies  herein expressly  conferred  upon a  Party  will be  deemed  cumulative  with,  and not exclusive  of, any other remedy  conferred  hereby or by law or equity upon such
Party,  and the  exercise  by a Party of any one remedy  will not  preclude  the exercise of any other remedy.

         Section 7.13.  Construction.
         ---------------------------

         The Parties agree that they have been represented by counsel during the negotiation,  preparation and execution of this Agreement and, therefore,  waive the  application  of any  law,  regulation,  holding  or  rule  of  construction providing  that  ambiguities in an agreement or other document will be construed against the Party  drafting  such  agreement or document.  Any  reference to any federal,  state,  local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         Section 7.14.  Incorporation of Schedules and Disclosure Schedule.
         -----------------------------------------------------------------

         The Exhibits,  Schedules  and  Disclosure  Schedule  identified in this
Agreement are incorporated herein by reference and made a part hereof.

                           [Signature page to follow]

                                       -17-

                                                                  EXECUTION COPY

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

                                         SURGICA CORPORATION

                                         By:    /s/ Louis R. Matson
                                            ---------------------------------
                                         Name:  Louis R. Matson
                                         Title: President and Chief Executive
                                                 Officer

                                         PROTEIN POLYMER TECHNOLOGIES, INC.

                                         By:    /s/ William N. Plamondon, III
                                            ---------------------------------
                                         Name:  William N. Plamondon, III
                                         Title: Chief Executive Officer

             [Signature Page to the Asset Purchase Option Agreement]

Exhibit A

FORM OF LICENSE AGREEMENT

Exhibit B

FORM OF SUPPLY AND SERVICES AGREEMENT

Exhibit C

FORM OF ASSET PURCHASE AGREEMENT

--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT

                                 by and between

                        [_____________ ACQUISITION, LLC],

                       PROTEIN POLYMER TECHNOLOGIES, INC.,

                                       and

                              SURGICA CORPORATION,

                          Dated as of [______], 200[_]

--------------------------------------------------------------------------------

                                       -i-

                                   (continued)

         Section 5.15          Exemption from Registration or Securities Act Registration; Preparation

                                      -ii-

                                   (continued)

                                      -iii-

                                   (continued)
                                                                                                             Page

EXHIBITS

Exhibit A                  Bill of Sale and Assignment
Exhibit B                  Patent Assignment
Exhibit C                  Copyright Assignment
Exhibit D                  Trademark Assignment
Exhibit E                  Lease Assignment
Exhibit F                  Allocation Method
Exhibit G                  Certificate of Secretary of Seller
Exhibit H                  Employment Agreement
Exhibit I                  Non-Competition Agreement
Exhibit J                  Side Letter Agreement

SCHEDULES

Schedule 1.1               Persons with Knowledge
Schedule 2.1(b)            Equipment
Schedule 2.1(c)            Inventory
Schedule 2.1(d)            Assigned IP Assets
Schedule 2.1(f)            Assigned Agreements
Schedule 2.1(g)(i)         Material Permits
Schedule 2.1(g)(ii)        Other Permits
Schedule 2.1(h)            Insurance Policies
Schedule 2.1(o)            Transferred Bank Accounts
Schedule 2.2(f)            Excluded Assets
Schedule 3.1               Organization and Qualification of Seller
Schedule 3.3               Subsidiaries
Schedule 3.4               Reference Statement
Schedule 3.4(c)            Accounts Receivable
Schedule 3.5               Absence of Certain Changes or Events
Schedule 3.6               Litigation and Liabilities
Schedule 3.7               Liens
Schedule 3.8               Licenses and Registrations; Compliance with Laws
Schedule 3.9(a)(i)         Owned Intellectual Property
Schedule 3.9(a)(ii)        IP Licenses and Licensed IP
Schedule 3.9(b)            Exceptions to Title to Intellectual Property
Schedule 3.9(e)(i)         Intellectual Property Claims
Schedule 3.9(e)(ii)        Third Party Indemnification Obligations
Schedule 3.9(f)            Persons Waiving Rights to Intellectual Property
Schedule 3.10              Non-Contravention
Schedule 3.11              Consents and Approvals
Schedule 3.13              Employee Benefits; ERISA
Schedule 3.14              Insurance
Schedule 3.15(a)           Contracts

                                      -iv-

                                   (continued)
                                                                                                             Page

Schedule 3.15(c)           Defaults Under Contracts
Schedule 3.15(d)           Open Bids
Schedule 3.16              Environmental Contracts
Schedule 3.17              Taxes
Schedule 3.18              Liabilities
Schedule 3.19(a)           Leased Real Property and Ancillary Leased Real Property Documents
Schedule 3.20(a)           Tangible Personal Property
Schedule 3.20(b)           Tangible Personal Property Leases
Schedule 3.22              Certain Interests
Schedule 3.23              Brokers
Schedule 4.2               Authorizations and Consents
Schedule 4.6               Brokers
Schedule 5.1               Conduct of Operations
Schedule 6.2(a)            Consents

                                       -v-

                            ASSET PURCHASE AGREEMENT
                            ------------------------

         ASSET PURCHASE AGREEMENT, dated as of [__________], 200[_] (the
"Agreement"), by and between SURGICA CORPORATION, a Delaware corporation
("Seller"), PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation ("PPT")
and [_____________ ACQUISITION, LLC], a [________] limited liability company
("Acquisition Co.") and wholly-owned subsidiary of PPT (collectively, PPT and
Acquisition Co. are referred to herein as "Purchaser").

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, Seller wishes to sell to Purchaser, and Purchaser wishes to purchase from Seller, substantially all of the property, assets and rights owned or leased by Seller relating to the Operations (as defined herein), and in connection therewith Purchaser is willing to assume certain obligations and liabilities of the Seller relating thereto, all upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and of the premises, representations, mutual agreements, covenants and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    Article I

                                   DEFINITIONS

                  Section  1.1  Definitions.  As  used in  this  Agreement,  the following terms have the meanings indicated:

                  "Accountant" shall mean [________]

                  "Acquired Assets" shall have the meaning set forth in Section
2.1.

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  "Agreement" shall have the meaning set forth in the preamble to this Agreement.

                  "Allocation Method" shall have the meaning set forth in
Section 2.6(c).

                  "Ancillary Leased Real Property Documents" shall have the
meaning set forth in Section 3.19(a).

                  "Annualized First Quarter Revenue" shall mean the product of
(i) four (4) multiplied by (ii) the revenue for the first (1st) quarter of 2007 derived from the Operations to be transferred from Seller to Purchaser as provided herein and as evidenced in regularly prepared financial statements in a manner consistent with those historically provided by Seller.

                  "Assigned Agreements" shall have the meaning set forth in
Section 2.1(f).

                  "Assigned IP Assets" shall have the meaning set forth in
Section 2.1(d).

                  "Assumed Liabilities" shall have the meaning set forth in
Section 2.3.

                  "Balance Sheet" shall have the meaning set forth in Section
3.4(a).

                  "Balance Sheet Date" shall have the meaning set forth in
Section 3.4(a).

                  "Bill of Sale and Assignment" shall have the meaning set forth in Section 2.5(a)(i).

                  "Books and Records" shall have the meaning set forth in
Section 2.1(i).

                  "Business Day" shall mean any day that is not a Saturday, a
Sunday or other day on which banks are required or authorized by Law to be closed in the State of California.

                  "Claim" shall have the meaning set forth in Section 8.3.

                  "Closing" shall have the meaning set forth in Section 2.8.

                  "Closing Date" shall have the meaning set forth in Section
2.8.

                  "Code" shall mean the Internal Revenue Code of 1986, as
amended.

                  "Common  Stock" shall mean the common stock,  $0.01 par value, of PPT.

                  "Common Stock Equivalent A" shall mean the number of shares of
Common Stock equal to the quotient of (i) Fifty Cents ($0.50) divided by (ii)
the price per share of Common Stock based on the ninety- (90) day prior average price of the Common Stock as of April 1, 2007.

                  "Common Stock Equivalent B" shall mean the number of shares of
Common Stock equal to the quotient of (i) One Dollar and Zero Cents ($1.00)
divided by (ii) the price per share of Common Stock based on the ninety- (90)
day prior average price of the Common Stock as of April 1, 2007.

                  "Consent" shall have the meaning set forth in Section 3.11.

                  "Contracts" shall have the meaning set forth in Section
2.1(f).

                  "Copyright Assignment" shall have the meaning set forth in
Section 2.5(a)(iii).

                  "Copyrights" shall have the meaning set forth in the
definition of Intellectual Property in this Section 1.1.

                  "Debt" shall mean, with respect to any Person, (a) all
indebtedness of such Person, whether or not contingent, for borrowed money, (b)
all obligations of such Person for the deferred purchase price of property or services, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such

                                      -2-

Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all obligations of such Person as lessee under leases that have been or should be, in accordance with U.S. GAAP, recorded as capital leases, (e)
all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all indebtedness of others referred to in clauses (a) through (f)
above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i)
to pay or purchase such indebtedness or to advance or supply funds for the payment or purchase of such indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the holder of such indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (h) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

                  "Disclosure Schedule" shall have the meaning specified in the preamble to Article III.

                  "Earnout Amount" shall mean the aggregate amount of (i) the
Common Stock Equivalent A for every One Dollar and Zero Cents ($1.00) in
Annualized First Quarter Revenue up to, and including, Two Million Dollars and
Zero Cents ($2,000,000.00) plus (ii) the Common Stock Equivalent B for every One
Dollar and Zero Cents ($1.00) in Annualized First Quarter Revenue in excess of
Two Million Dollars and Zero Cents ($2,000,000.00).

                  "Earnout Payment Date" shall mean shall have the meaning set forth in Section 2.7(a).

                  "Environment" shall mean surface waters, groundwaters,
sediment, soil, subsurface strata and outdoor or indoor ambient air.

                  "Environmental Action" shall mean any investigation,
monitoring, notification, clean-up, containment, response, removal, remedial compliance or other action relating to any Environmental Laws for which Seller is, or as a result of Seller's being, obligated to defend, indemnify and hold
Purchaser harmless pursuant to Section 8.1.

                  "Environmental Laws" shall mean all applicable Laws, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, or other agency requirement having the force and effect of law and relating to the Environment, pollution, Hazardous Substances, protection of the environment, protection of natural resources, or health and safety, including the

                                      -3-

Comprehensive Environmental Response, Compensation and Liability Act; the
Resource Conservation and Recovery Act; the Hazardous Materials Transportation
Act; the Clean Water Act, the Toxic Substances Control Act; the Clean Air Act;
the Safe Drinking Water Act; the Atomic Energy Act; the Federal Insecticide,
Fungicide and Rodenticide Act; the Occupational Safety and Health Act; and the
Federal Food, Drug and Cosmetic Act.

                  "Equipment" shall have the meaning set forth in Section
2.1(b).

                  "ERISA" shall have the meaning set forth in Section 3.13(a).

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Excluded Assets" shall have the meaning set forth in Section
2.2.

                  "Excluded Liabilities" shall have the meaning set forth in
Section 2.4.

                  "Financial Statements" shall have the meaning set forth in
Section 3.4(a).

                  "U.S. GAAP" shall mean United States generally accepted
accounting principles consistently applied.

                  "Governmental Bodies" shall have the meaning set forth in
Section 3.8.

                  "Governmental Body" shall have the meaning set forth in
Section 3.8.

                  "Hazardous Substance" shall mean any toxic, hazardous,
chemical, material, explosive, dangerous, flammable or radioactive substance that is regulated by or under authority of any Environmental Laws, including, without limitation, (i) petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; urea formaldehyde foam insulation; polychlorinated biphenyls and transformers, other equipment, or compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; radon gas; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which is prohibited or regulated by any federal, state or local authority; any substance that requires special handling;
(ii) in the United States, all substances defined as Hazardous Substances, Oils,
Pollutants or Contaminants in the Natural Oil and Hazardous Substances Pollution
Contingency Plan; and (iii) any other material or substance now or in the future defined as a "hazardous substance", "hazardous material", "hazardous waste",
"extremely hazardous waste", "restricted hazardous wastes", "toxic substance",
"toxic pollutant", "contaminant", or pollutant", or words of similar import, under any applicable Environmental Law.

                  "Indemnified Party" shall mean a Purchaser Indemnified Party pursuant to Section 8.1 or a Seller Indemnified Party pursuant to Section 8.2, as the case may be.

                  "Indemnifying Party" shall mean Seller pursuant to Section 8.1 or Purchaser pursuant to Section 8.2, as the case may be.

                                      -4-

                  "Instruments of Assignment" shall have the meaning set forth in Section 2.5(a)(vi).

                  "Intellectual Property" shall mean all of the following as they exist in any jurisdictions throughout the world, in each case, to the extent owned by or licensed to Seller:

                  (i) patents, patent applications, industrial rights and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, continuations, continuations-in-part, renewals, substitutions, reexaminations or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended modified, withdrawn or refiled)
(collectively, "Patents");

                  (ii) trademarks, service marks, trade dress, trade names,
brand names, designs, logos, slogans, corporate names and other identifiers of source or goodwill (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration thereof, including, without limitation, the name "Surgica
Corporation" and all variants of Surgica Corporation the registrations of which are owned by Seller (collectively, "Trademarks");

                  (iii) copyrights, including any renewals and extensions
thereof, copyright registrations and applications for registration thereof, and non-registered copyrights (collectively, "Copyrights");

                  (iv) trade secrets, confidential business information and
other proprietary information including, without limitation, designs, research and development information, technical information, specifications, operating and maintenance manuals, methods, engineering drawings, know-how, data, data rights, mask works, discoveries, inventions, industrial designs and other proprietary rights (whether or not patentable or subject to copyright, mask work or trade secret protection)

                  (v) advertising and promotional rights and rights to privacy and publicity;

                  (vi) all domain names, web sites and web pages and related rights and items;

                  (vii) computer software programs and software systems,
including, without limitation, all databases, compilations, tool sets, compilers, higher level or "proprietary" languages, and all related material documentation and information, whether in source code, object code or human readable form, other than software used by Seller that is commercially available pursuant to "shrink-wrap," "click-through" or other standard form license agreements and software that is embedded as part of commercially available products or services (collectively, "Software"); and

                  (viii) all common rights thereto.

                  "intellectual property", if used in lower case, shall mean all of the foregoing, without restriction as to identity of ownership, licensor or licensee.

                                      -5-

                  "Inventory" shall have the meaning set forth in Section
2.1(c).

                  "IP Licenses" shall mean all permits, licenses, sublicenses and other agreements or permissions including, without limitation, agreements between Seller and third parties relating to the development or use of
Intellectual Property, the development or transmission of data, or the use, modification, framing, linking advertisement, or other practices with respect to
Internet web sites under which Seller is a licensee or otherwise authorized to use or practice, or under which Seller is a licensor of any Intellectual
Property.

                  "Knowledge" shall mean the actual knowledge of the Persons listed on Schedule 1.1, after reasonable investigation sufficient to express an informed view and such knowledge that would be imputed to such Persons in the normal exercise of their duties.

                  "Laws" shall have the meaning set forth in Section 2.11(a).

                  "Lease Assignment" shall have the meaning set forth in Section
2.5(a)(v).

                  "Leased Real Property" shall have the meaning set forth in
Section 3.19(a).

                  "Liabilities" shall have the meaning set forth in Section
3.18.

                  "Liens" shall mean any pledges, liens (including environmental and Tax liens), charges, encumbrances, transfer restrictions, options, rights of first refusal, mortgages, deeds of trust, easements, leases, servitudes, security interests, hypothecations, violations, licenses, reversions, reverters, preferential arrangements, restrictive covenants, conditions or restrictions and
Claims of any kind or other encumbrances of any nature whatsoever, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

                  "Losses" shall have the meaning set forth in Section 8.1.

                  "Material Adverse Effect" shall mean any circumstance, change in or effect on the Operations or Seller that, individually or in the aggregate with all other circumstances, changes in or effects on the Operations or Seller:
(a) is or is reasonably likely to be materially adverse to the business, operations, assets or liabilities (including contingent liabilities), employee relationships, customer or supplier relationships, results of operations, the condition (financial or otherwise) or prospects of the Operations, in each case taken as a whole (other than changes, effects or circumstances that are the result of economic factors affecting the economy as a whole or that are the result of factors generally affecting the industry or specific markets in which the Operations operate), or (b) is reasonably likely to materially adversely affect the ability of the Purchaser to operate or conduct the Operations in the manner in which it is currently or currently contemplated to be operated or conducted by Seller, or (c) could prevent, or materially impair or materially delay, Purchaser from consummating the transactions contemplated by the
Transaction Documents; provided, that a "Material Adverse Effect" shall not include any adverse change, effect or event (a) arising out of or resulting primarily from actions contemplated by the parties hereto in connection with this Agreement or the other Transaction Documents or (b) that is attributable to the announcement or performance of this

                                      -6-

Agreement or the other Transaction Documents or the transactions contemplated by this Agreement or the other Transaction Documents.

                  "Material Permits" shall have the meaning set forth in Section
2.1(g).

                  "Minimum Revenue Trigger" shall mean average sales per quarter from the Operations to be transferred from Seller to Purchaser as provided herein for the first (1st) quarter of 2007 and second (2nd) quarter of 2007 which are equal to or greater than Four Hundred Fifty Thousand Dollars and Zero
Cents ($450,000.00).

                  "Operations" shall mean all business and operations of Seller as currently conducted, and as conducted on the Closing Date, including, without limitation, all research, development, manufacturing, marketing, sales, service and other activities of Seller (including its predecessors, if any) relating thereto or in connection therewith.

                  "Options" shall have the meaning set forth in Section 3.19(a).

                  "Order" shall have the meaning set forth in Section 6.1(a).

                  "Ordinary Course of Business" shall have the meaning set forth in Section 3.5.

                  "Other Instruments" shall have the meaning set forth in
Section 2.5(a)(vi).

                  "Patent Assignment" shall have the meaning set forth in
Section 2.5(a)(ii).

                  "Patents" shall have the meaning set forth in the definition of Intellectual Property in this Section 1.1.

                  "Permits" shall have the meaning set forth in Section 3.8.

                  "Permitted Liens" shall have the meaning set forth in Section
3.7.

                  "Person" shall mean and include an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, a firm, an association, an unincorporated organization and a government or any department or agency thereof or any other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange
Act of 1934, as amended.

                  "Plans" shall have the meaning set forth in Section 3.13.

                  "Pre-Closing Tax Period" shall mean (i) any Tax period ending on or before the Closing Date and (ii) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

                  "Private Placement Alternative" shall have the meaning set forth in Section 5.15(a).

                  "Private Placement Documents" shall have the meaning set forth in Section 5.15(a).

                                      -7-

                  "Proceedings" shall have the meaning set forth in Section 3.6.

                  "Purchase Price" shall have the meaning set forth in Section
2.6(a).

                  "Purchaser" shall have the meaning set forth in the preamble to this Agreement.

                  "Purchaser Indemnified Party" shall have the meaning set forth in Section 8.1.

                  "Remedial Action" shall mean all action to (a) clean up,
remove, treat or handle in any other way Hazardous Substances in the
Environment; (b) prevent the Release of Hazardous Substances so that they do not migrate, endanger or threaten to endanger public health or the Environment; or
(c) perform remedial investigations, feasibility studies, corrective actions, closures and post-remedial or post-closure studies, investigations, operations, maintenance and monitoring.

                  "Release" shall mean disposing, discharging, injecting,
spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the Environment.

                  "Restricted Period" shall have the meaning set forth in
Section 5.6(a).

                  "Revenue Trigger Report" shall have the meaning set forth in
Section 2.7(b).

                  "S-4 Alternative" shall have the meaning set forth in Section
5.15(b).

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SEC Documents" shall have the meaning set forth in Section
4.5.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Seller" shall have the meaning set forth in the preamble to this Agreement.

                  "Seller Indemnified Party" shall have the meaning set forth in
Section 8.2.

                  "Seller Special Meeting" shall have the meaning set forth in
Section 5.15(d).

                  "Shares" shall have the meaning set forth in Section 2.6(a).

                  "Software" shall have the meaning set forth in the definition of Intellectual Property in this Section 1.1.

                  "Statement" shall have the meaning set forth in Section
5.15(c).

                  "Tangible Personal Property" shall have the meaning set forth in Section 3.20(a).

                  "Tax" shall mean all taxes (whether federal, state, local or foreign) based upon or measured by income and any other tax whatsoever, including but not limited to any income,

                                      -8-

alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyance, gains, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, whether or not measured in whole or in part by net income, together with any interest, deficiency penalty, addition to tax or additional amount imposed by any Governmental Body responsible for the imposition of any such tax (domestic or foreign) and obligations under any tax sharing, tax allocation or similar agreement to which Seller is a party.

                  "Tax Returns" shall mean all returns, declarations, reports, estimates, information returns and statements required to be filed in respect to any Taxes.

                  "Third Party Claims" shall have the meaning set forth in
Section 8.3.

                  "Trademark Assignment" shall have the meaning set forth in
Section 2.5(a)(iv).

                  "Trademarks" shall have the meaning set forth in the
definition of Intellectual Property in this Section 1.1.

                  "Transaction Documents" shall mean this Agreement and the
Instruments of Assignment all Schedules and Exhibits hereto and thereto, together with any other agreements, instruments, certificates and documents executed by the parties hereto in connection herewith or therewith.

                  "Transfer Taxes" shall have the meaning set forth in Section
5.9.

                  "Transferred Bank Accounts" shall have the meaning set forth in Section 2.1(o).

                  "Treasury Regulations" shall mean the Treasury Regulations
(including Temporary Treasury Regulations) promulgated by the United States
Department of Treasury with respect to the Code or other federal tax statutes.

                  "WARN Act" means the Worker Adjustment and Retraining
Notification Act (Pub. L. 100-379, 102 Stat. 890 (1988)), as amended.

                                   Article II

                       TRANSFER OF ASSETS AND LIABILITIES

                  Section 2.1 Acquired Assets. Upon the terms and subject to the conditions  of this  Agreement,  at the Closing  provided for in Section 2.8, in each case subject to Section 2.11, Seller, shall sell, convey, assign,  transfer and deliver to Purchaser,  and Purchaser shall purchase and acquire from Seller, free and clear of all Liens, all of Seller's right, title and interest in and to all of the  property,  assets and rights  owned,  goodwill and business of every
kind,  character  and  description,   leased  or  licensed,   whether  tangible,
intangible,  real, personal or mixed and wheresoever located, whether carried on the books of Seller or not carried on the books of Seller due to  expense,  full depreciation or otherwise, relating to or used in the Operations (other than

                                      -9-

the Excluded  Assets) as the same may exist on the Closing  Date  (collectively, the  "Acquired  Assets"),  expressly  subject  to the  Assumed  Liabilities  and
Permitted Liens.  Such Acquired Assets shall include,  without  limitation,  the following (except to the extent that they are Excluded Assets):

         (a) the Operations as a going concern;

         (b) All of Seller's  right,  title and  interest in and to all tangible personal  property  owned  or  leased  by  Seller  relating  to or  used  in the
Operations,  including,  without limitation, all furniture,  fixtures,  computer equipment, furnishings, tools, machinery, spare parts, motor vehicles, leasehold improvements  and  equipment,  and any  prepaid  deposits  for  any of the  same
(collectively,  the "Equipment"),  and all manufacturers'  warranties associated with such items, including,  without limitation, the list of Equipment set forth on Schedule 2.1(b).

         (c) All of Seller's right,  title and interest in and to all inventory, work-in-process,  components, finished goods, parts, supplies, raw materials and other items owned or leased by Seller  relating to or used in the Operations and any prepaid deposits for any of the same  (collectively,  the  "Inventory"),  as well as all  manufacturers'  warranties  associated with such items,  including, without limitation, the list of Inventory set forth on Schedule 2.1(c);

         (d)  All  of  Seller's  right,   title  and  interest  in  and  to  all
Intellectual  Property and all IP Licenses, in both cases relating to or used in the  Operations  (collectively,  the "Assigned IP Assets"),  including,  without limitation, the list of Assigned IP Assets set forth on Schedule 2.1(d);

         (e) All of  Seller's  right,  title and  interest in and to all claims, deposits,  prepayments,  warranty and guarantee rights,  refunds and rebates and similar items relating to the Operations;

         (f) All of Seller's  rights  under,  and interest  in, all  agreements,
arrangements,   contracts  (including  contracts  governing  relationships  with exhibitors),  notes, bonds, loans, instruments,  mortgages,  indentures,  leases
(including any and all leases, subleases,  sale/leaseback agreements,  operating
leases  or  similar   arrangements),   conditional  sales  contracts,   licenses
(including,  without limitation, all IP Licenses),  franchises,  understandings, commitments, sales and purchase orders, and under all bids, offers and contracts under  negotiation  as of the  Closing  Date  (to the  extent  such  offers  are
transferable)  and  other  binding  arrangements   (collectively,   "Contracts")
relating  to the  Operations  to which  Seller  is a party or by or to which the
Acquired Assets are bound or subject (collectively,  the "Assigned Agreements"), including,  without  limitation,  the list of Assigned  Agreements  set forth on
Schedule 2.1(f);

         (g) To the extent  transferable  under  applicable Law, all of Seller's right,  title and interest in and to all Permits,  municipal,  state and federal franchises, licenses, agreements, waivers and authorizations relating to or used in the  Operations,  including,  without  limitation,  (i) the list of  Material
Permits set forth on Schedule  2.1(g)(i) (the  "Material  Permits") and (ii) any
other Permits set forth on Schedule 2.1(g)(ii);

         (h) All of Seller's  right,  title and interest in and to all insurance policies  for the  benefit of Seller in respect of the  Operations  or  Acquired
Assets and all rights of every nature

                                      -10-

and  description  under or  arising  out of such  policies,  including,  without limitation, the list of such policies set forth on Schedule 2.1(h);

         (i) All of Seller's right, title and interest in and to all original or copies (in  accordance  with Section  2.2(a)) of all books,  records,  and other documents  (whether on paper,  computer  diskette,  tape or other storage media)
used in the Operations (collectively,  the "Books and Records"),  including, but not limited to, tax  records,  property  records,  purchase  and sales  records, credit data, marketing,  advertising and promotional materials,  personnel files and payroll records,  accounting records,  financial reports, fixed asset lists, customer lists,  customer records and information,  supplier lists, parts lists, manuals,  technical  and repair data,  invoices,  correspondence,  files and any similar items;

         (j) All of  Seller's  right,  title and  interest in and to all rights,
Claims,  causes of action,  choses in action,  rights of recovery  and rights of setoff of any kind against third parties relating to the Operations,  including, but not  limited  to,  all rights to  insurance  proceeds  and rights  under and pursuant to all warranties,  representations and guarantees made by suppliers of products,  materials,  or equipment,  or components  thereof covering any of the
Acquired Assets;

         (k) All of Seller's right, title and interest in and to all stationery, forms, labels, shipping materials, brochures, art work, photographs, advertising materials and any similar items relating to or used in the Operations

         (l) All of Seller's right, title and interest in and to all Leased Real
Property,  including,  without  limitation,  such real  properties  set forth in
Schedule  3.20(a),  together  with any and all rights to easements  for ingress, egress  and  utilities  which  are  attendant  to such  property  and all  other appurtenances thereto;

         (m) All of Seller's  right,  title and  interest in and to all accounts receivable,  notes and other amounts  receivable from third parties,  including, without limitation,  customers and employees,  and any amounts designated on the
Balance Sheet as  prepayments,  advances and deposits of Seller  relating to the
Operations as of the Closing Date (including rights to payment for services that have been performed but have not been billed prior to the Closing Date), whether or not in the ordinary  course of business,  together with any unpaid  financing charges accrued thereon;

         (n) All of Seller's  right,  title and  interest in and to all goodwill associated with the Operations;

         (o) All of Seller's right,  title and interest in the bank accounts set forth on Schedule 2.1(o) (the "Transferred Bank Accounts");

         (p) All of Seller's right, title and interest in all cash on hand, cash equivalents, bank accounts and short-term instruments (including restricted cash in respect of the items set forth in Section  2.1(e)) and all  similar  types of
investments,   such  as  certificates  of  deposit,  treasury  bills  and  other marketable  securities,  relating  to  the  Operations  as of the  Closing  Date
(whether or not such cash is held in a Transferred Bank Account); and

                                      -11-

         (q) All of Seller's and its  Affiliates'  right,  title and interest to and under all other assets,  rights and claims of every kind and nature relating to the Operations as of the Closing Date.

                  Section  2.2  Excluded  Assets.   Notwithstanding   any  other
provision of this  Agreement,  the Acquired  Assets shall not include any of the following assets and properties of Seller (collectively, the "Excluded Assets"), which assets shall not be transferred, conveyed, set over, delivered or assigned to Purchaser:

         (a) All original Books and Records (i) that would otherwise  constitute
Acquired Assets but for the fact that Seller is required to retain such original
Books and  Records  pursuant  to  applicable  Laws (in which case copies of such
Books and  Records  shall be  included  in the  Acquired  Assets  to the  extent permitted by applicable Laws) or (ii) that constitute  documents relating to the corporate  organization,  qualification to do business or corporate existence of
Seller;

         (b) All claims, rights,  interests and proceeds with respect to any Tax refunds  and other  refunds of charges or  assessments  by a  Governmental  Body arising from or pertaining to the conduct of the Operations for any  Pre-Closing
Tax Period;

         (c) All rights,  Claims,  causes of action and documents relating to an
Excluded Asset or an Excluded Liability;

         (d) All of Seller's rights, title and interest under this Agreement and the Transaction Documents to which Seller is a party; and

         (e) All of Seller's  right,  title and interest in and to all Contracts to which Seller is a party exclusively relating to Seller's internal governance, including,  without  limitation,  the  Seller's  Certificate  of  Incorporation,
Bylaws,  in each case as amended  and/or  restated,  or any other Contract among
Seller and its stockholders relating to Seller's internal governance.

                  Section 2.3 Assumed Liabilities. Upon the terms and subject to the conditions of this  Agreement,  at the Closing,  Purchaser  shall assume and thereafter pay,  perform and discharge only the following  Liabilities of Seller relating to the Operations (collectively, the "Assumed Liabilities"):

         (a) All  liabilities or  obligations  arising out of or relating to the
Operations  and  Acquired  Assets for all  periods  commencing  on and after the
Closing Date; and

         (b) All  liabilities or  obligations  of Seller  relating to or arising under  the  Assigned  Agreements  set  forth  in  Schedule  2.1(f)  (other  than liabilities or obligations  attributable to any failure by Seller to comply with the terms thereof).

                  Section 2.4 Excluded Liabilities.  Notwithstanding Section 2.3
above, Seller shall retain, and shall be responsible for paying,  performing and discharging when due, and Purchaser shall not assume or have any  responsibility for, any Liabilities of Seller  whatsoever,  whether Known or unknown,  fixed or contingent,  obsolete  or  otherwise,  other than the Assumed  Liabilities  (the
"Excluded Liabilities"), including without limitation, those set forth below:

                                      -12-

         (a) Debt;

         (b) All  obligations  or  Liabilities  arising  from or relating to any
Excluded Asset;

         (c) All obligations or Liabilities of Seller pursuant to  Environmental
Laws arising from or relating to any action,  event,  circumstance  or condition related to the Operations or the Leased Real Property;

         (d) Except with respect to the Assigned Agreements described in Section
2.3(b), all obligations or liabilities  arising from or relating to the Seller's officers, directors, employees, independent contractors and consultants, and the
Plans; and

         (e) Any liability or obligation for Taxes of Seller or  attributable to the Acquired Assets or the Operations for any Pre-Closing Tax Period  (including all liabilities of Seller for Taxes related to the transactions  contemplated by this Agreement).

                  Section  2.5   Transfer   of   Acquired   Assets  and  Assumed
Liabilities.

         (a) At the  Closing,  Seller  shall  effectuate  the sale,  conveyance, assignment,  transfer  and  delivery  of the  Acquired  Assets to  Purchaser  by delivering  to  Purchaser  (or its  designees  with  respect  to any or all such assets) each of the following:

                  (i) A duly  executed bill of sale and  assignment  relating to the  Assigned  Agreements,  Permits and other  Acquired  Assets,  in the form of
Exhibit A hereto (the "Bill of Sale and Assignment");

                  (ii) A duly  executed  assignment  of Patents,  in the form of
Exhibit B hereto (the "Patent Assignment");

                  (iii) A duly executed assignment of Copyrights, in the form of
Exhibit C hereto (the "Copyright Assignment");

                  (iv) A duly executed assignment of Trademarks,  in the form of
Exhibit D hereto (the "Trademark Assignment");

                  (v) A duly executed  assignment  and estoppel of real property leases, in the form of Exhibit E hereto (the "Lease Assignment"); and

                  (vi) Such  other  documents  of title and good and  sufficient instruments of conveyance and transfer  (collectively,  the "Other  Instruments"
and, together with the Bill of Sale and Assignment,  the Patent Assignment,  the
Copyright Assignment,  the Trademark Assignment,  and the Lease Assignment,  the
"Instruments  of  Assignment")  as  are  reasonably  necessary  to  transfer  to
Purchaser (or its  designees)  Seller's  right and title to and interests in the
Acquired Assets free and clear of all Liens, other than the Assumed  Liabilities and Permitted Liens.

                  Section 2.6 Consideration.

                                      -13-

         (a) Upon the terms and subject to the conditions of this Agreement, the aggregate  purchase price (the "Purchase  Price") payable by Purchaser to Seller in full and complete payment for the sale, conveyance,  assignment, transfer and delivery of the Acquired Assets by Seller shall consist of (i) the assumption of
the  Assumed  Liabilities  by  Purchaser  at  the  Closing;   (ii)  Two  Million
(2,000,000) shares of Common Stock (the "Shares"); and (iii) the Earnout Amount,
if any. The Shares,  and the shares comprising the Earnout Amount, if any, shall constitute "restricted  securities" as that term is defined in Section 144(a)(3)
of the Securities Act and shall be restricted as to their resale,  as more fully described below.

         (b) Seller hereby  agrees that it shall not,  without the prior written consent of  Purchaser,  sell,  contract to sell,  sell any option or contract to purchase,  purchase any option or contract to sell,  grant any option,  right or warrant to  purchase,  pledge,  lend or  otherwise  transfer  or dispose of, any
Shares, shares comprising the Earnout Amount or any securities  convertible into or exercisable or exchangeable  for the Shares or shares  comprising the Earnout
Amount  held by  Seller,  or  enter  into any  swap or  other  arrangement  that transfers to another,  in whole or in part, any of the economic  consequences of ownership of such securities, for a period of one hundred eighty (180) days from the Closing  Date with  respect to the Shares and one hundred  eighty (180) days from the Earnout Payment Date with respect to the shares  comprising the Earnout
Amount; provided,  however, that if Purchaser exercises the option granted to it by Seller pursuant to that certain Asset Purchase Option Agreement,  dated as of
November [_], 2005 by and between PPT and Seller (the "Option Agreement"),  more than one hundred  eighty (180) days prior to July 30, 2007,  the  aforementioned restrictions  shall  apply  for a period of  thirty  (30) days from the  Earnout
Payment Date with respect to the shares  comprising the Earnout Amount. In order
to  enforce  the  foregoing   covenant,   Purchaser  may  impose  stop  transfer
instructions with respect to the Shares and shares comprising the Earnout Amount held by Seller until the end of such period(s).

         (c) The Purchase Price shall be allocated among the Acquired Assets and the covenants  contained in Section 5.6 of this Agreement as of the Closing Date
in  accordance  with  Exhibit  F  (the  "Allocation  Method").   Any  subsequent
adjustments  to the sum of the  Purchase  Price shall be  allocated  in a manner consistent  with the  Allocation  Method  and  Section  1060 of the Code and the
Treasury  Regulation  issued  thereunder.  For all Tax  purposes,  Purchaser and
Seller  agree that the  transactions  contemplated  in this  Agreement  shall be reported  in a manner  consistent  with the  terms  of this  Agreement  and that neither  Seller nor Purchaser will take any position  inconsistent  therewith in any Tax Return, in any refund claim, in any litigation or otherwise.  Seller and
Purchaser  agree to  cooperate  in good faith with each other in filing IRS Form
8594 in the form prepared by Purchaser.

                  Section  2.7  Earnout.  As  additional  consideration  for the transactions set forth herein:

         (a) If,  on the  later of (i)  July 30,  2007 or (ii) the date on which
Purchaser  exercises the option  granted to it by Seller  pursuant to the Option
Agreement, the Minimum Revenue Trigger has been achieved,  Purchaser shall issue shares of Common  Stock to Seller no later  than ten (10)  Business  Days  after
Purchaser's  receipt of  confirmation  that Seller  accepts the Revenue  Trigger
Report, subject to the resolution of any dispute pursuant to Section 2.7(c) (the
"Earnout Payment Date"), the Earnout Amount.  Notwithstanding the foregoing,  no fractional  shares of

                                      -14-

Common  Stock shall be issued in  conjunction  with any payment by  Purchaser to
Seller of the Earnout  Amount.  In lieu of any fractional  share to which Seller would  otherwise be entitled,  Purchaser  shall pay cash equal to the product of such  fraction  multiplied  by the price per share of Common  Stock based on the ninety- (90) day prior average price of the Common Stock as of April 1, 2007.

         (b) Whether  the Minimum  Revenue  Trigger has been  achieved,  and the
Annualized  First Quarter  Revenue,  shall be determined by Purchaser within (i)
thirty (30) days after the close of the second  quarter of 2007 or (ii) the date on which Purchaser  exercises the option granted to it by Seller pursuant to the
Option Agreement, whichever is later. Copies of Purchaser's report (the "Revenue
Trigger Report") setting forth Purchaser's  determination of whether the Minimum
Revenue  Trigger has been achieved,  and the Annualized  First Quarter  Revenue, shall be submitted by Purchaser in writing to Seller and, unless Seller notifies
Purchaser within thirty (30) Business Days after receipt of such Revenue Trigger
Report  that it objects to the  computations  set forth  therein,  such  Revenue
Trigger  Report  shall  be  binding  and  conclusive  for the  purposes  of this
Agreement. Following delivery to Seller of the Revenue Trigger Report, Purchaser shall give Seller and its accountants reasonable access to Purchaser's personnel as well as any books, records,  work-papers,  documents,  and reports created or prepared  by  Purchaser  in  connection  with the  determination  of the Minimum
Revenue Trigger and the Annualized  First Quarter Revenue and the preparation of the  corresponding  Revenue  Trigger  Report on  reasonable  prior notice during regular business hours in order to verify the computations set forth therein.

         (c) If Seller  disagrees with the computations set forth in the Revenue
Trigger  Report,  Seller  may,  within  thirty  (30) days after  delivery of the
Revenue  Trigger  Report,  deliver a notice to Purchaser  disagreeing  with such computation and the basis for its disagreement, and thereafter the parties shall in good faith attempt to resolve any dispute, in which event the Revenue Trigger
Report  and the  computations  set  forth  therein,  as  amended  to the  extent necessary to reflect the  resolution  of the dispute,  shall be  conclusive  and binding on the  parties.  If the parties do not reach  agreement  resolving  the dispute within ten (10) days after notice is given by Seller,  the parties shall submit the dispute to the  Accountant to review this  Agreement and the disputed items or amounts  for the  purpose of making the  appropriate  calculations  (it being  understood that the Accountant  shall be functioning as an expert and not as an arbitrator).  Promptly, but no later than thirty (30) days, the Accountant shall  determine,  based solely on written  submissions by Purchaser and Seller, and not by independent  review,  only those issues in dispute and shall render a
written   report  as  to  the  resolution  of  the  dispute  and  the  resulting computations  which  shall  be  conclusive  and  binding  on  the  parties.  The
Accountant shall have access to such books,  records,  work-papers and personnel as it shall request.  In resolving any disputed  item,  the Accountant  shall be bound by the provisions of this Section 2.7(c).  The fees, costs and expenses of the Accountant (i) shall be borne by Purchaser if the Accountant determines that the Revenue  Trigger has been  understated by ten percent (10%) percent or more, but only if the Minimum  Revenue Trigger has been met or exceeded and (ii) shall be borne by Seller if the Accountant determines that the Revenue Trigger has not been  understated  or has  been  understated  by less  than ten  percent  (10%)
percent,  regardless of whether or not the Minimum  Revenue Trigger has been met or exceeded.

                                      -15-

         (d) Any  issuance  pursuant to Section  2.7(c) shall be made within ten
(10) Business Days after the determination thereof to the applicable party.

                  Section 2.8 Closing.  Subject to the terms and  conditions  of this Agreement,  the closing of the transactions  contemplated by this Agreement
(the "Closing")  shall take place at the offices of Paul,  Hastings,  Janofsky &
Walker LLP, 515 South Flower Street, Los Angeles, California 90071 at 10:00 a.m.
California  time, on the date that is no later than the third (3rd) Business Day following  satisfaction  or waiver of all of the conditions to Closing set forth in Article VI hereof,  or at such other  time,  place or date as  Purchaser  and
Seller mutually agree upon in writing.  The date upon which the Closing actually occurs is referred to herein as the "Closing Date".

                  Section 2.9 Deliveries by Seller. At the Closing, Seller shall deliver,  or cause to be delivered,  to Purchaser  each of the  following,  duly executed,  to the extent  execution by Seller is  necessary,  by or on behalf of
Seller:

         (a) the Bill of Sale and Assignment;

         (b) the Patent Assignment;

         (c) the Copyright Assignment;

         (d) the Trademark Assignment;

         (e) the Lease Assignment;

         (f) a receipt for the Purchase Price;

         (g) the officer's certificate of Seller dated the Closing Date referred to in Section 6.2(d);

         (h) a certificate  of the Secretary of Seller dated the Closing Date in substantially the form attached as Exhibit G hereto;

         (i) duly  executed  releases  of all Liens in respect  of the  Acquired
Assets (other than Permitted Liens);

         (j) the  Other  Instruments,  in form  and  substance  satisfactory  to
Purchaser, as may be requested by Purchaser, if any;

         (k) copies of all Consents of  Governmental  Bodies (if  applicable) to the transfer or assignment of the Material Permits;

         (l)  copies  of all  Consents  from  third  parties  necessary  for the transfer or assignment of any Acquired Asset; and

                                      -16-

         (m) a  recent  certificate  of  good  standing  for  Seller  (or  other equivalent  certificate)  from the appropriate  Governmental Body dated within a reasonable time period before the Closing.

                  Section  2.10   Deliveries  by  Purchaser.   At  the  Closing,
Purchaser  shall  deliver  or  cause  to be  delivered  to  Seller,  each of the following,  duly executed, to the extent execution by Purchaser is necessary, by or on behalf of Purchaser:

         (a) the Purchase Price;

         (b) counterparts of the Instruments of Assignment;

         (c) the  officer's  certificate  of  Purchaser  referred  to in Section
6.1(c);

         (d) a certificate  of good standing (or other  equivalent  certificate)
for Purchaser  from the  appropriate  Government  Body dated within a reasonable time before the Closing; and

         (e) copies of all Consents of  Governmental  Bodies (if  applicable) to the transfer or assignment of the Material Permits.

                  Section 2.11 Non-Assignable Acquired Assets.

         (a) To the extent that any of the Acquired Assets  (including,  without limitation,  any  Assigned  Agreements  or  Permits)  are not  capable  of being assigned to Purchaser (or its  designees) at the Closing  without the Consent of the issuer  thereof or any other party thereto or any other  Person,  or if such assignment  or attempted  assignment  would  constitute a breach  thereof,  or a violation  of  any  applicable  United  States  or  non-United  States  federal, national,  supranational,  state,  provincial,  local or similar  statute,  law, ordinance, regulation, rule, code, order, judgment or decree, injunction, award, administrative  order or decree,  administrative or judicial  decision,  and any other  executive  or  legislative  proclamation,  requirement  or  rule  of  law
(including  common  law)  (collectively,   "Laws"),  this  Agreement  shall  not
constitute  an  assignment  thereof,  or an  attempted  assignment,  unless such
Consent has been obtained.

         (b) In the event that any Consent  referred  to in Section  2.11(a) has not been obtained prior to the Closing,  Seller and Purchaser shall cooperate to obtain  each and every such  Consent  and to  resolve  the  impracticalities  of assignment referred to in Section 2.11(a) after the Closing.

         (c) To the extent any Consents  referred to in Section 2.11(a) have not been  obtained by Seller prior to the  Closing,  until the  impracticalities  of assignment  referred to in this Section 2.11 are resolved,  Seller shall use its reasonable  efforts  to (i)  provide  Purchaser,  to  the  extent  permitted  by applicable  Law,  the  benefits of any  Acquired  Assets  referred to in Section
2.11(a),  (ii)  cooperate in any reasonable  and lawful  arrangement  (including subleasing or subcontracting, or performance thereunder by Seller as Purchaser's agent) designed to provide such benefits to Purchaser, and (iii) enforce for the account and benefit of Purchaser  any and all rights of Seller  arising from the
Acquired  Assets  referred to in Section 2.11(a) against such issuer thereof and
all  other  parties  thereto  and/or  any  other  Person   (including,   without
limitation, the right to elect to terminate in accordance with the terms thereof upon the sole determination of Purchaser).

                                      -17-

         (d) At such time and on each  occasion  after the  Closing  Date as all
Consents referred to in this Section 2.11 with respect to an Acquired Asset have been  obtained,  such Acquired  Asset shall  automatically  be  transferred  and assigned by Seller to Purchaser for no additional consideration.

                                  Article III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         As an  inducement  to  Purchaser to enter into this  Agreement,  Seller represents  and  warrants  to  Purchaser  for its  benefit  that the  statements contained in this Article III are true and correct as of the date hereof and the
Closing  Date (or in the case of  representations  and  warranties  made as of a specific date, as of such date),  subject to such exceptions as are specifically disclosed in writing in the Disclosure  Schedule provided by Seller to Purchaser
(the "Disclosure Schedule").

                  Section 3.1 Organization and  Qualification of Seller.  Seller
is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Delaware and has all  requisite  corporate  power and authority to own,  lease and operate the Acquired  Assets and to conduct the
Operations.  Except as set forth on  Schedule  3.1,  Seller is duly  licensed or qualified to do business and is in good standing in each  jurisdiction  in which the properties  owned or leased by it or the conduct of the Operations  requires such  qualification,  except to the extent that the failure to be so licensed or qualified  and in good standing  would not (a)  adversely  affect the ability of
Seller to carry out its obligations  under,  and to consummate the  transactions contemplated by, this Agreement and the Transaction Documents to which Seller is a party or (b)  otherwise  have a  Material  Adverse  Effect.  The copies of the
Certificate of Incorporation and Bylaws previously delivered to Purchaser or its counsel,  in each  case as  amended  and/or  restated,  are true,  complete  and correct.

                  Section  3.2  Authority  of  Seller  to  Execute  and  Perform
Agreement. Seller has full right and all necessary corporate power and authority required  to enter  into,  execute  and  deliver  this  Agreement  and the other
Transaction Documents to which it is or will be a party and to perform fully its
obligations   hereunder  and  thereunder  and  to  consummate  the  transactions contemplated  hereby and thereby.  The  execution and delivery by Seller of this
Agreement  and the  Transaction  Documents  to  which  Seller  is a  party,  the performance  by Seller  of its  obligations  hereunder  and  thereunder  and the consummation by Seller of the transactions  contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller and its stockholders.  This Agreement has been duly executed and delivered by Seller and, on the Closing Date, the other  Transaction  Documents to which Seller is a party will be duly executed and delivered by Seller. Assuming due authorization, execution and delivery  hereof and thereof by Purchaser,  this Agreement is, and upon their execution the other Transaction  Documents will be, legal,  valid and binding  obligations of Seller,  enforceable  against Seller in accordance  with their respective terms,  except that such  enforceability  may be subject to (i)
bankruptcy,  insolvency,  reorganization  or other  similar  laws  affecting  or relating  to  enforcement  of  creditors'  rights  generally,  and (ii)  general equitable principles.

                                      -18-

                  Section 3.3 Subsidiaries. Except as set forth on Schedule 3.3,
There are no corporations,  partnerships,  joint ventures, associations or other entities that own, hold, or lease any of the Acquired  Assets or that are in any respect  involved in the  Operations in which Seller or its  Affiliates  own, of record or beneficially, any direct or indirect equity, debt or other interest or any right (contingent or otherwise) to acquire the same.

                  Section 3.4  Financial  Statements.  [TO BE UPDATED BASED UPON
DATE OF OPTION EXERCISE]

         (a) Seller has delivered to Purchaser  (i) the financial  statements of
Seller (balance sheet and statements of operations and cash flow,  together with the notes  thereto) for the fiscal years ended  December 31, 2002,  December 31,
2003 and December 31, 2004 and (ii) the  unaudited  balance sheet of Seller (the
"Balance  Sheet") as of [June 30,  2005] (the  "Balance  Sheet  Date"),  and the
related consolidated  statements of operations and cash flows for the [six- (6)]
month period  ended [June 30,  2005]  (together  with the  financial  statements referred to in clause (i) above,  the "Financial  Statements"),  copies of which are set forth in  Schedule  3.4.  The  Financial  Statements  were  prepared  in accordance with the books of account and other  financial  records of the Seller and are complete and correct in all material  respects and have been prepared in accordance with U.S. GAAP applied  consistent with past practice.  The Financial
Statements are true and correct, include all adjustments that are necessary, and fairly  present in all material  respects  the  financial  condition,  operating results  and cash flows of Seller as of the dates  thereof  and for the  periods indicated in accordance  with U.S.  GAAP,  except that the Financial  Statements referred to in clause (ii) above do not contain the  information and disclosures to be found in notes to financial  statements  prepared in accordance  with U.S.
GAAP and are subject to normal year-end adjustments, which will not be material.

         (b) The books of account and other financial records of the Seller: (i)
reflect all items of income and expense and all assets and Liabilities  required to be reflected  therein in  accordance  with past  practice  and, to the extent applicable,  on an income Tax basis,  (ii) are in all material respects complete and  correct,  and do not  contain  or  reflect  any  material  inaccuracies  or discrepancies  and (iii) have been  maintained in accordance  with good business and accounting practices.

         (c) All  accounts  receivable  of the Seller  reflected  in the Balance
Sheet and all accounts  receivable  of Seller that have arisen since the Balance
Sheet Date (except such accounts  receivable as have been  collected  since such dates) are valid and  enforceable  claims against the account  debtors,  and the goods and services sold and delivered  that gave rise to such accounts were sold and delivered in conformity with all applicable express and implied  warranties, purchase  orders,  agreements and  specifications.  Such accounts  receivable of
Seller  are  subject to no valid  defense,  offset or  counterclaim,  other than normal cash discounts accrued in the Ordinary Course of Business,  and are fully collectible,  without resort to litigation or extraordinary collection activity, within  ninety  (90) days after the  Closing  Date,  except to the extent of the allowance for doubtful  accounts  reflected on the Balance Sheet.  Except as set forth in Schedule  3.4(c),  as of the  Closing  Date,  all of Seller's  accounts receivable  and payable  will have arisen from the sale or purchase of inventory or services to Persons not affiliated  with Seller and in the Ordinary Course of
Business.

                                      -19-

         (d) All  inventories  of raw  materials,  work-in-process  and finished goods set forth or reflected in the Balance  Sheet,  or acquired by Seller since the Balance Sheet Date,  consists of a quality and quantity  usable and saleable by Seller in the Ordinary Course of Business. The value at which inventories are carried on the Balance Sheet reflects the normal  inventory  valuation policy of
Seller,  on a basis  consistent  with that of the preceding  period,  of stating inventory at its lower of cost or market value, and, consistent  therewith,  all non-current  or obsolete  inventory held by Seller on the Balance Sheet Date has been valued at its current market value on the Balance Sheet. There is no reason to believe that Seller will experience in the foreseeable  future any difficulty in obtaining,  in the desired quantity and quality, the raw materials,  supplies or component products required for the manufacture, assembly, production or sale of its products including, without limitation,  inventory which historically has been imported.

                  Section  3.5 Absence of Certain  Changes or Events.  Except as
set forth on Schedule  3.5,  since [June 30,  2005],  Seller has  conducted  the
Operations only in the ordinary course of business consistent with past practice
(the "Ordinary Course of Business").  As amplification and not limitation of the foregoing, since such date, Seller has not:

         (a)  suffered  a  Material  Adverse  Effect  or  an  event  that  could reasonably be expected to cause a Material Adverse Effect;

         (b)  made any  capital  expenditures  or  similar  commitments  for any capital expenditures.

         (c)  issued  any  purchase  orders  or  otherwise  agreed  to make  any purchases  involving  exchanges in value in excess of Two Thousand  Five Hundred
Dollars and Zero Cents  ($2,500.00)  individually  or Five Thousand  Dollars and
Zero  Cents  ($5,000.00)  in the  aggregate,  except in the  Ordinary  Course of
Business;

         (d)  incurred,  assumed,  guaranteed,  paid or  discharged  any Lien or
Liability related to the Operations, absolute, accrued, contingent or otherwise, whether due or to become due,  including without limitation any Debt, other than current liabilities incurred in the Ordinary Course of Business;

         (e) incurred any Debt in excess of Two  Thousand  Five Hundred  Dollars and Zero Cents ($2,500.00)  individually or Five Thousand Dollars and Zero Cents
($5,000.00) in the aggregate, except in the Ordinary Course of Business;

         (f) made any loan or advance or  increased  the amount of any  existing loans to any Person or Affiliate of Seller;

         (g)  sold,  transferred,  leased,  subleased,  licensed,  abandoned  or otherwise  disposed  of any  properties  or  assets,  real,  personal  or  mixed
(including   leasehold  interests  and  intangible   property)  related  to  the
Operations  included in the Acquired  Assets,  except in the Ordinary  Course of
Business;

         (h) issued,  sold,  delivered or agreed or committed to issue,  sell or deliver  (whether  through  the  issuance  or  granting  of  options,  warrants, commitments,  subscriptions,  rights to purchase or otherwise) or authorized the issuance, sale or delivery of, or redeemed or

                                      -20-

repurchased,  any  stock of any  class or any other  securities  or any  rights, warrants  or  options  to acquire  any such  stock or other  securities  (except pursuant to the  conversion or exercise of  convertible  securities,  options or warrants  outstanding  on the date  hereof),  or amended any of the terms of any such convertible securities, options or warrants;

         (i) split,  combined or  reclassified  any shares of its capital stock;
declared,  set aside or paid any dividend,  special  bonuses other  distribution
(whether in cash,  stock or property or any  combination  thereof) in respect of its capital stock;

         (j) merged  with,  entered  into a  consolidation  with or  acquired an interest  of 5% or more in any Person or acquired a  substantial  portion of the assets or  business of any Person or any  division  or line of business  thereof engaged in a business  relating to the  Operations,  or  otherwise  acquired any material  assets  relating to the  Operations  except in the Ordinary  Course of
Business;

         (k) permitted or allowed any of the Acquired  Assets to be subjected to any Lien other than Permitted  Liens and Liens that will be released at or prior to the Closing;

         (l)  transferred  or granted  any  rights  under,  or entered  into any settlement  regarding the breach or infringement of, any  Intellectual  Property included in the Assigned IP Assets, or modified any existing rights with respect thereto except for the granting of non-exclusive licenses or rights to customers for the use of products sold by Seller in the Ordinary Course of Business;

         (m) changed in any manner the character or scope of the Operations;

         (n) written  down or written up (or failed to write down or write up in accordance  with  U.S.  GAAP  consistent  with past  practice)  the value of any receivables  or revalued any of the  Acquired  Assets other than in the Ordinary
Course of Business and in accordance with U.S. GAAP;

         (o) made any change in the accounting  methods or practices or made any change in depreciation  or amortization  policies or lives adopted by it, except as required by U.S. GAAP;

         (p) made,  changed revoked or otherwise  modified any express or deemed
Tax election or settled or compromised any Tax Liability;

         (q)  settled,  compromised,  materially  modified or  amended,  waived, terminated,  cancelled,  released or assigned  any rights or Claims  concerning, affecting or relating to any  Contract  relating to the  Operations  (including, without  limitation,  any Assigned  Agreements),  or  otherwise  relating to the
Operations or the Acquired Assets;

         (r) suffered or incurred any material  damage,  destruction or casualty loss  (whether or not covered by  insurance)  affecting  the  Operations  or the
Acquired Assets;

         (s) amended,  modified or consented to the  termination of or failed to renew,  or received  any  written  notice or threat  (that was not  subsequently withdrawn)  to terminate or fail to renew,  any Contract that is or was material to the Operations or Seller's rights thereunder;

                                      -21-

         (t) made any material charitable contribution;

         (u) entered into, materially amended or (except in conjunction with the completion of the term thereof)  terminated any Contract or transaction with any director,  officer,  employee,  stockholder  or Affiliate of Seller (or with any relative,  beneficiary,  spouse or  Affiliate  of such  Person)  relating to the
Operations or the Acquired Assets;

         (v) entered into, amended,  modified or consented to the termination of any Assigned Agreement;

         (w)  terminated,  discontinued,  closed or disposed of any  facility or other business  operation,  or laid off any employees or  implemented  any early retirement,  separation or program providing early retirement window benefits or announced or planned any such action or program for the future;

         (x) allowed any Permit that was issued or relates to the  Operations to lapse or  terminate  or failed to renew any  insurance  policy or Permit that is scheduled  to terminate or expire  within forty five (45)  calendar  days of the
Closing  Date,  except to the extent that such failure  would not be  reasonably expected to cause a Material  Adverse  Effect on the ability of Purchaser to own and operate the Acquired Assets and conduct the Operations as now conducted;

         (y) failed to maintain  Seller's plant,  property and equipment in good repair and operating condition, ordinary wear and tear excepted;

         (z)  (i)  granted,  announced,  or  made  any  change  in the  rate  of compensation,  wages, salaries,  commission,  bonuses,  incentives,  pensions or other direct or indirect  remuneration or benefits payable, or paid or agreed or orally  promised  to pay,  conditionally  or  otherwise,  any bonus,  incentive, retention  or other  compensation,  retirement,  welfare,  fringe  or  severance benefit or vacation  pay, to or in respect of any director,  officer,  employee, distributor,  contractor,  or agent of Seller  relating  to or  involved  in the
Operations,  including  any  increase  or  change  pursuant  to any Plan or (ii)
entered  into,  established,  increased  or  promised  to  increase,  amended or terminated any benefits under any Plan or any employment or severance  agreement or commitment or collective bargaining agreement with any employee or contractor of Seller  relating to or involved in the  Operations,  in either case except as required by Law or any collective  bargaining  agreement,  such exceptions being disclosed on Schedule 3.5;

         (aa) (i) established, entered into, or adopted any Plan, (ii) caused or permitted  any Plan to be materially  amended  (other than as required to comply with  applicable  Law), or (iii) waived any of its rights under, or permitted or provided for the  acceleration of vesting or payment under, any provision of any
Plan;

         (bb)  failed  to pay any  creditor  any  material  amount  owed to such creditor when due; or

         (cc)  agreed,  whether  in  writing  or  otherwise,  to take any action described  in this  Section 3.5 or granted any  options to  purchase,  rights of first refusal,  rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this

                                      -22-

Section  3.5,  except  as  expressly  contemplated  by  this  Agreement  and the
Transaction Documents to which Seller is a party.

                  Section 3.6  Litigation and  Liabilities.  Except as listed on
Schedule  3.6,  there  are  no  Claims  or  legal,  administrative  or  arbitral proceedings, hearings, inquiries or investigations by or before any Governmental
Body  ("Proceedings")  pending by or against Seller or any Affiliate  thereof or affecting Seller in connection with or relating to the transactions contemplated by this Agreement or the  Transaction  Documents or of any action taken or to be
taken  in  connection   therewith  or  the   consummation  of  the  transactions
contemplated  thereby,  or,  to  Seller's  Knowledge,   threatened  against,  or
involving the Operations or the Acquired Assets. Except as set forth on Schedule
3.6, none of Seller, its Affiliates or any of its assets or properties  relating to the Operations,  including the Acquired Assets, is subject to any Order (nor, to the Knowledge of Seller,  are there any such Orders  threatened to be imposed by any Governmental Body) that has or has had a Material Adverse Effect or could
affect  the  legality,   validity  or  enforceability  of  this  Agreement,  any
Transactional  Documents or the  consummation of the  transactions  contemplated hereby or thereby.

                  Section  3.7 Title and  Condition  to  Properties;  Absence of
Liens;  etc. Seller has good,  valid and marketable title to, or, in the case of leased or subleased Acquired Assets,  valid and subsisting  leasehold  interests in, all of its properties  and assets,  real,  personal and fixed,  tangible and intangible, comprising part of the Acquired Assets, free and clear of any Liens, except (i) for Liens for Taxes,  assessments and governmental  charges or levies not yet due and payable,  (ii) Liens for Taxes that are being  contested in good faith and by  appropriate  proceedings,  provided,  that adequate  reserves with respect thereto are maintained on Seller's  books,  (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory  obligations (iv) in the case of leased assets, those set  forth in the lease  agreements  pertaining  thereto  and  disclosed  in the
Disclosure  Schedules  (v) statutory  Liens imposed by Law, such as  landlords', carriers',  warehousemen's,  mechanics', suppliers',  materialmen's,  workmen's, repairmen's  liens or other  similar  Liens  arising in the  Ordinary  Course of
Business with respect to amounts not yet overdue or amounts  being  contested in good faith by appropriate  proceedings or (vi) Liens that,  individually  and in the aggregate, do not and could not reasonably be expected to materially detract from the value of the Acquired  Assets,  or materially  interfere  with the use, occupancy or operation  thereof as currently  used,  occupied or operated and as set forth on Schedule 3.7 (such of the foregoing  Liens described in clauses (i)
through (vi), collectively, the "Permitted Liens").

                  Section 3.8 Licenses and Registrations;  Compliance with Laws;
etc.   Except  as  set  forth  on  Schedule   3.8,   Seller  has  all   permits,
authorizations,   identification   numbers,   licenses,   orders,  waivers,  and
registrations,  including,  but not  limited to those  required  under or issued pursuant to any applicable  Environmental Laws, and shall have the approvals of, and have made all required  registrations  with, any United States or non-United
States federal, national,  supranational,  state, provincial,  local, or similar government or political subdivision thereof, or any agency or instrumentality of any such  government  or  political  subdivision,  governmental,  regulatory  or administrative  authority,  agency or  commission  or any  court,  tribunal,  or judicial  or  arbitral  body  (each a  "Governmental  Body,"  and  collectively,
"Governmental  Bodies")  the  absence of which could  reasonably  be expected to cause a Material  Adverse  Effect on the ability of Purchaser to own and operate the Acquired  Assets and conduct the Operations as now

                                      -23-

conducted (collectively,  "Permits").  Except as set forth on Schedule 3.8, such
Permits are in effect in accordance  with their terms;  no notices of violations have been  issued by any  Governmental  Body in  respect of any  Permit;  and no proceeding  is pending or, to the  Knowledge of Seller,  threatened to revoke or limit any Permit.  Seller is in compliance with the terms of such Permits in all respects  material to the  Operations.  Except as set forth on Schedule 3.8, the
Operations have not been conducted and are not being conducted in conflict with, violation  of or  default  under any Law or Order and  Seller has filed with the proper  authorities  all material  statements and reports  required by, and have complied in all material respects with, all Laws and Orders applicable to Seller or any of its  properties  or assets,  including  the  Acquired  Assets,  or the
Operations,  and Seller is not in violation of any such Law or Order. Seller has not, in the last three (3) years,  received  any notice of any Claim that Seller has not complied in any material  respect with any Law or Order.  Seller has not made any  illegal  payment to  officers  or  employees  of any  governmental  or regulatory  body, or made any payment to customers for the sharing of fees or to customers  or  suppliers  for  rebating  of  charges,  or  engaged  in any other reciprocal  practices,  or made any illegal  payment or given any other  illegal consideration  to  purchasing  agents or other  representatives  of customers in respect of the sales made or to be made by Seller.

                  Section 3.9 Intellectual Property.

         (a) Disclosure.

                  (i) Schedule  3.9(a)(i) sets forth a true and complete list of all issued or applied for Patents  and all issued or applied  for  Copyright  or
Trademark  registrations included in the Assigned IP Assets.  Schedule 3.9(a)(i)
also lists all unregistered  Intellectual  Property (excluding  unregistered and immaterial copyrightable works) included in the Assigned IP Assets. The Assigned
IP Assets constitutes all intellectual  property used in and/or necessary to the conduct of the Operations as it is currently conducted.

                  (ii)  Schedule  3.9(a)(ii)  sets  forth  all (A)  material  IP
Licenses   granted  to  third   parties  by  Seller   (excluding   non-material,
non-exclusive  licenses  granted by Seller to customers  for the use of products sold by Seller in the Ordinary  Course of Business) and (B) material IP Licenses granted to Seller by third  parties,  in each case,  included in the Assigned IP
Assets. Except as set forth in Schedule 3.9(a)(ii),  no Person other than Seller has ownership  rights to  improvements  or  modifications  made by Seller in the
Assigned  IP,  including,  without  limitation,  in  Assigned  IP that  has been licensed to Seller.

         (b) Rights. Except for Intellectual Property licensed to Seller and, in any case, subject to licenses granted by Seller,  Seller owns, free and clear of all Liens (other than  Permitted  Liens) and except as set forth in Schedule 3.9
(b), all right, title and interest in all Intellectual  Property included in the
Assigned  IP Assets and is  entitled  to use such  Intellectual  Property  on an unrestricted basis in the Operations. Except as set forth in Section 3.15(b) and
Section 3.15(c),  all IP Licenses granted by any third party to Seller listed on
Schedule  3.9(a)(ii)  are valid and  enforceable  except as  enforcement  may be limited by (i) bankruptcy, insolvency, reorganization,  fraudulent conveyance or transfer,  moratorium or similar laws affecting  creditors' rights generally and
(ii) general principles of equity; provided,  however, that no representation or warranty  is made here or in  Section  3.15 as to the  ability of any such third party to grant the license in question. All currently existing Copyright and

                                      -24-

Trademark  registrations and United States Patents listed on Schedule  3.9(a)(i)
are,  with  respect  to issued and  registered  items,  validly-issued,  and all necessary  registration,  maintenance,  renewal fees,  annuity fees and Taxes in connection  with such  registrations  have been  timely  paid and all  necessary documents and  certificates  in  connection  with such  registrations  have been timely filed with the relevant patent, copyright, trademark or other authorities in the United  States (or other  applicable  jurisdictions)  for the purposes of maintaining such registered Intellectual Property.

         (c) The Assigned IP Assets (but in the case of IP  Licenses,  qualified by the  Knowledge  of  Seller),  are  valid and  enforceable,  and have not been adjudged invalid or unenforceable in whole or part.

         (d) To the  Knowledge of Seller,  no Person is engaging in any activity that  infringes  the  Assigned  IP Assets.  Each  Seller IP License is valid and enforceable, is binding on all parties to such license, and is in full force and effect, and, to the Knowledge of Seller, no party to any Seller IP License is in breach thereof or default thereunder.

         (e) Claims; Third Party Obligations.

                  (i) Except as  disclosed in Schedule  3.9(e)(i),  no Claim has been  served on Seller  and is  currently  pending  or, to  Seller's  Knowledge, threatened  and  Seller  has no  Knowledge  of any  basis  for  any  Claim  that challenges  the  validity,  enforceability,  ownership,  or right to use,  sell, license or sublicense (except for limitations in the IP Licenses included in the
Assigned IP Assets or as otherwise  provided by Laws) any Intellectual  Property included  in the  Assigned  IP  Assets,  and no  item of  Intellectual  Property included in the Assigned IP Assets is subject to any outstanding order,  ruling, decree, stipulation,  charge or agreement restricting in any manner the use, the licensing,  or  the  sublicensing  thereof  (except  for  limitations  in the IP
Licenses  included in the Assigned IP Assets or as otherwise  provided by Laws).
Except as disclosed in Schedule 3.9(e)(i), to Seller's Knowledge, Seller has not
infringed upon,  misappropriated or otherwise violated the intellectual property rights of any  third  party and  Seller  has not  received  any  Claim,  charge, complaint, demand or notice alleging any such infringement,  misappropriation or violation,  by Seller or by the  Operations as currently  conducted,  and has no
Knowledge of any basis for any such Claim. The Operations as currently conducted do not (A) infringe or misappropriate  the intellectual  property of any Person,
(B) violate any term or  provision of any  Assigned  Agreement,  (C) violate the rights  of any  Person  (including  rights  to  privacy  or  publicity),  or (D)
constitute unfair competition or an unfair trade practice under the Laws.

                  (ii) Schedule 3.9(e)(ii) lists all Assigned Agreements between
Seller and any other Person wherein or whereby Seller has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise  assume or incur any  obligation or Liability or provide a right of rescission  with respect to the  infringement or  misappropriation  by Seller or such other Person of the intellectual property of any Person other than Seller.

         (f)  Employees,  Consultants  and Other  Persons.  Seller has taken all commercially  reasonable  steps  to  protect  Seller's  rights  in  confidential information  and trade secrets of Seller

                                      -25-

related to or used in the Operations. Except as disclosed in Schedule 3.9(f), as of the date hereof, each present or past employee, director, officer, contractor or  consultant of Seller who  developed  any part of any  Intellectual  Property
(excluding  unregistered  and immaterial  copyrightable  works)  included in the
Assigned IP Assets (except for Intellectual  Property  licensed by a third party to Seller) either:  (i) is a party to an agreement that, to the extent permitted by Laws, conveys or obligates such Person to convey to Seller any and all right, title and  interest  in and to all such  Assigned  IP Assets  developed  by such
Person in connection with such Person's  employment with or engagement on behalf of  Seller  or a  party  contracting  with  Seller;  (ii) as to  copyrighted  or copyrightable  material  which are  included in the  Assigned IP Assets and were created in the course of such Person's  employment  with or engagement on behalf of Seller is a party to a "work made for hire"  agreement  pursuant to which, to the extent permitted by Laws,  Seller is deemed to be the original  owner/author of all proprietary rights in such material;  or (iii) otherwise has by operation of Law,  to the  extent  permitted  by Law,  vested in Seller any and all right, title and  interest  in and to all such  Assigned  IP Assets  developed  by such
Person in connection with such Person's employment with, or engagement on behalf of, Seller.

         (g)  Transfer.  (i)  Except  as set  forth  in  Schedule  3.11 and (ii)
provided  Purchaser  is in  compliance  with all material  requirements  of this
Agreement  and the Laws,  the  execution  and  delivery  by Seller  of,  and the assignment and transfer of the Assigned IP Assets to Purchaser  contemplated  by this Agreement, in and of themselves,  will not result in the loss or impairment of the rights of  Purchaser  to own or use (in the  manner and for the  purposes used by Seller prior to the Closing Date) any of the Assigned IP Assets.

         (h)  Third  Party  Rights.  Neither  this  Agreement  nor  any  of  the
Transaction  Documents nor any transactions  contemplated hereby or thereby will result in  Purchaser's  granting  any  rights or  licenses  with  respect to the intellectual  property  of  Purchaser  to any Person  pursuant  to any  Assigned
Agreement to which Seller is a party or by which any of its Acquired  Assets are bound.

                  Section  3.10  Non-Contravention.   Except  as  set  forth  on
Schedule  3.10,  the  execution  and  delivery of this  Agreement  and the other
Transaction  Documents by Seller, the consummation by Seller of the transactions contemplated  hereby and thereby and the performance by Seller of this Agreement and the other  Transaction  Documents in accordance with their  respective terms will not (a) violate,  conflict with or result in the breach of any provision of its  Certificate  of  Incorporation  or Bylaws,  in each case as amended  and/or restated  (b)  violate,  conflict  with or result in the breach of any  material provision of, or result in a material  modification of or otherwise  entitle any party to terminate,  or constitute  (whether after the filing of notice or lapse of time or both) a default  under,  any Assigned  Agreement to which Seller is a party or by or to which the Acquired Assets may be bound or subject, (c) violate or result in the  revocation or  suspension of any Permit,  (d) conflict with or violate (or cause an event that could have a Material Adverse Effect as a result
of) any Law or Order applicable to, against,  or binding upon Seller or by which any of  Seller's  securities,  business  or  property  are  bound  or any of the
Acquired  Assets,  or (e) conflict with,  result in any breach of,  constitute a default  (or event  which that the  giving of notice or lapse of time,  or both, would become a default) under,  require any consent under, or give to others any rights  of  termination,  amendment,  acceleration,  suspension,  revocation  or cancellation of, or result in the creation or imposition of any Lien (other than
Permitted  Liens) on any of the Acquired Assets pursuant to

                                      -26-

any  provision  of  any  Assigned  Agreement,  Lien,  note,  bond,  mortgage  or indenture,  contract,  agreement, lease, sublease, license, permit, franchise or other  instrument or  arrangement  to which Seller is a party or by which any of the Acquired Assets are bound or affected, except, in the case of clause (d) and this clause (e), to the extent that such conflicts,  breaches, defaults or other matters  result from facts or  circumstances  relating  solely to Purchaser  and would  not  (A)  adversely  affect  the  ability  of  Seller  to  carry  out its obligations  under,  and to consummate the  transactions  contemplated  by, this
Agreement  and the  Transaction  Documents  to  which  Seller  is a party or (B)
otherwise have a Material Adverse Effect.

                  Section 3.11  Consents and  Approvals.  Except as set forth on
Schedule  3.11, the  execution,  delivery and  performance of this Agreement and each of the other Transaction Documents by Seller, the consummation by Seller of the transactions  contemplated hereby and thereby, and compliance by Seller with any of the provisions hereof or thereof shall not require any consent, approval, order,  authorization  or action of, any filing,  expiration of waiting periods, registration  or declaration  with, or notice to ("Consent"),  any  Governmental
Body or any other Person.

                  Section 3.12 Acquired Assets. Since the Balance Sheet Date, to
Seller's  Knowledge,   all  of  the  Acquired  Assets  have  been  acquired  for
consideration  not less or greater than the fair market  value of such  Acquired
Assets at the date of such acquisition.

                  Section 3.13 Employee Benefit Plans; ERISA.

         (a)  Schedule  3.13 lists each  material,  written  employment,  bonus, deferred compensation,  incentive  compensation,  stock purchase,  stock option,
stock   appreciation   right  or   other   stock-based   incentive,   severance,
change-in-control,   or  termination  pay,  hospitalization  or  other  medical,
disability,  life  or  other  insurance,   supplemental  unemployment  benefits,
profit-sharing,  pension, or retirement plan, program, agreement or arrangement, and each  other  employee  benefit  plan,  program,  agreement  or  arrangement, sponsored, maintained or contributed to or required to be contributed to for the employees  of the  Seller by Seller  (the  "Plans").  Each of the Plans has been operated and administered in all material respects in accordance with applicable laws,  rules  and  regulations,  including  but  not  limited  to  the  Employee
Retirement  Income  Security Act of 1974, as amended  ("ERISA") and the Code. No benefit under any Plan is or will be an Assumed Liability.

         (b) Except as set forth on Schedule  3.13,  as of the date hereof,  the consummation  of the  transactions  contemplated  by this Agreement or any other
Transaction  Documents  will not (i) entitle any  individual  to severance  pay, unemployment compensation or other benefits or compensation, (ii) accelerate the time of payment or vesting,  or increase the amount of any compensation  due, or in respect of, any  individual,  (iii)  result in or satisfy a condition  to the payment of  compensation  that would,  in  combination  with any other  payment, result in an  "excess  parachute  payment"  within the  meaning of Code  Section
280G(b)(1),  or (iv) constitute or involve a prohibited  transaction (as defined in ERISA  Section 406 or Code Section  4975),  constitute or involve a breach of fiduciary responsibility within the meaning of ERISA Section 502(1) or otherwise violate any provision of ERISA.

                                      -27-

                  Section 3.14  Insurance  Policies.  Schedule 3.14 sets forth a list (or a copy) of all insurance policies  maintained by Seller relating to the
Operations or the Acquired Assets, products, employees, and operations of Seller as of the date  hereof.  All such  policies  contain  such types and amounts and cover such risks as are  consistent  with  customary  practices and standards of companies engaged in business and operations  similar to those of Seller, are in full force and effect,  all premiums due and payable thereon have been paid, and
Seller  has  complied  in all  material  respects  with the  provisions  of such policies  and have not  received  notice  from any of its  insurance  brokers or carriers  that such  broker or carrier  will not be willing or able to renew its existing  coverage.  Seller has delivered or made  available to Purchaser or its counsel true, complete and correct copies of all such policies together with all riders and amendments thereto.

                  Section 3.15 Contracts.

         (a) Schedule  3.15(a) hereto lists,  as of the date hereof,  all of the
Assigned  Agreements  to which Seller is a party or by or to which Seller or any of its assets or properties  are bound or subject.  True and complete  copies of all of the foregoing Assigned Agreements,  in each case as amended to date, have been  delivered to, or, to the extent not  requested to be delivered,  have been made available for inspection by, Purchaser or its counsel.

         (b)  All  Contracts   described  or  listed  in  Schedule  3.15(a)  (i)
constitute the legal, valid and binding obligations of Seller, are in full force and effect, (ii) are freely and fully assignable to Purchaser without penalty or other adverse  consequences  and (iii) upon the consummation of the transactions contemplated by this Agreement and the  Transaction  Documents shall continue in full force and effect  without  penalty or other  adverse  consequence,  and are enforceable in accordance with their  respective terms except as enforcement may be limited by (A) bankruptcy, insolvency, reorganization,  fraudulent conveyance or transfer,  moratorium or similar laws affecting  creditors'  rights generally and (B) general principles of equity.

         (c) Except as set forth in Schedule 3.15(c), Seller is not in breach or default  under any  Assigned  Agreement,  nor, to Seller's  Knowledge,  does any condition exist that, with notice or lapse of time or both,  would  constitute a breach or default on the part of Seller  thereunder,  except to the extent  that such breach,  default or condition  would not be reasonably  expected to cause a
Material  Adverse  Effect on the  ability of  Purchaser  to own and  operate the
Acquired Assets and conduct the Operations as now conducted. Except as set forth on Schedule 3.15(c),  to the Knowledge of Seller, no other party to any Assigned
Agreement is in breach or default  thereunder,  nor, to the Knowledge of Seller, does any  condition  exist  that  with  notice  or  lapse of time or both  would constitute  a breach or  default  on the part of such  other  party  thereunder.
Except as set forth on Schedule 3.15(c), Seller has no Knowledge that any Person intends to terminate  (whether for cause or convenience) any Assigned  Agreement before its stated term, if any. Seller has no Knowledge of any Claim, threatened in writing or pending,  by any Governmental Body or any other Person,  under any
Assigned Agreement.

         (d) Except as set forth in Schedule 3.15(d), to Seller's Knowledge,  no outstanding bid or proposal was bid at an anticipated  loss at the time such bid or proposal was prepared and tendered.

                                      -28-

         (e) There is no contract,  agreement or other arrangement  granting any
Person any preferential right to purchase any of the Acquired Assets.

                  Section 3.16 Environmental Matters.

         (a) Except as listed in Schedule 3.16

                  (i)  Seller  and  its   Affiliates   (as  it  relates  to  the
Operations)  are, and for the past five (5) years have been, in compliance  with all applicable Environmental Laws and all Permits;

                  (ii) there has been no Release of any Hazardous  Substances on any of the Leased  Real  Property  during the period of  Seller's  or any of its
Affiliates' ownership, lease, use or occupancy thereof, on any property formerly owned,  leased,  used or occupied by Seller or any of its Affiliates  related to the Operations;

                  (iii)  there are no Claims  pending  or, to the  Knowledge  of
Seller,  threatened  against  Seller or any of its  Affiliates  (relating to the
Operations),  the Leased Real Property and there are no  circumstances  that can reasonably be expected to form the basis of any such Claim;

                  (iv)  there  are  no  underground   storage   tanks,   surface
impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Substances are being or have been  treated,  stored or  disposed  on any of the Leased Real
Property and there is no asbestos or asbestos-containing  material that requires abatement or encapsulation under any Environmental Law at any of the Leased Real
Property; and

                  (v) neither Seller nor any of its Affiliates has any actual or alleged Liability relating to the Operations under any Environmental Law.

         (b) Seller has  provided  Purchaser  with  copies of any  environmental assessment or audit reports or other similar studies or analyses relating to the
Operations and the Leased Real Property.

         (c)  Neither  the  execution  of  this  Agreement  or  the  Transaction
Documents  nor the  consummation  of the  transactions  contemplated  hereby  or thereby  will  require  any  Remedial  Action  or notice  to or  Consent  of any
Governmental  Body or Person  pursuant to any  applicable  Environmental  Law or
Permit.

                  Section 3.17  Taxes.  Seller has duly and timely filed all Tax
Returns  with  respect to material  Taxes  required to be filed on or before the
Closing  Date.  All such Tax  Returns  are true,  correct  and  complete  in all material respects.  No adjustment relating to such Tax Returns has been proposed formally or  informally  by any Tax  authority  and no basis exists for any such adjustment.  All Taxes  that are shown to be due on such Tax  Returns  have been duly and timely paid (except for any  extension or for any Taxes which are being disputed  by Seller in good faith as set forth on  Schedule  3.17  Except as set forth on Schedule 3.17,  Seller has withheld and paid all Taxes required to have been  withheld and paid in  connection  with  amounts  owing with respect to the
Operations to any employees, agents, contractors, creditor, stockholder or other third party and  nonresidents  and, to the extent  required,  has remitted  such amounts to the proper  agencies.  Seller is not a  "foreign  person"  within the meaning of Section 1445(b)(2) of the

                                      -29-

Code. Except as set forth on Schedule 3.17, Seller, (a) has not been a member of an  affiliated  group filing a  consolidated  income Tax Return;  and (b) has no liability  for the  Taxes  of any  person  under  Treasury  Regulations  Section
1.1502-6(a)  (or any  analogous  or similar  provision  of any  state,  local or foreign law or  regulation),  as a transferee  or  successor,  by  contract,  or otherwise.  There are no pending or threatened Proceedings for the assessment or collection of Taxes against Seller  (insofar as either relates to the activities or income of Seller or the  Operations or could result in liability of Seller on the  basis  of joint  and/or  several  liability)  or any  corporation  that was included in the filing of a Tax Return with Seller on a consolidated or combined basis.  There are no Tax liens on any properties or assets of Seller,  including the Acquired Assets and the Operations.

                  Section 3.18 Liabilities. Except as set forth on Schedule 3.18
Seller  has  no  direct  or  indirect  Debt,  liability,  Claim,  loss,  damage, deficiency  or  obligation  or  responsibility,  fixed  or  unfixed,  choate  or inchoate, liquidated or unliquidated, secured or unsecured, accrued, asserted or
unasserted,  matured  or  unmatured,   determined  or  determinable,   absolute,
contingent or otherwise,  including  those arising under any Law  (including any
Environmental  Law),  Proceeding  or Order and those arising under any contract, agreement,  arrangement,  commitment  or  undertaking,  whether or not of a kind required by U.S.  GAAP to be set forth on a financial  statement or in the notes thereto  ("Liabilities")  relating to the Operations or Acquired Assets,  except for: (i) Liabilities that are fully and adequately reflected or reserved against on the  Financial  Statements  and (ii)  Liabilities  that  have  arisen  in the
Ordinary  Course of  Business  since  the date of the  Balance  Sheet  until the
Closing Date and (iii) Liabilities that, individually,  or in the aggregate, are not material to the Operations,  as determined by Purchaser,  acting reasonably.
Reserves are reflected on the Reference Balance Sheet against all Liabilities of
Seller in amounts that have been  established  on a basis  consistent  with past practice and in accordance with U.S. GAAP.

                  Section 3.19 Real Estate.

         (a) Schedule  3.19(a) sets forth a true and complete list of all of the real property which Seller leases, subleases,  licenses or through any Contract, has the right or obligation to use or occupy, now or in the future,  relating to or used in the  Operations and any and all ancillary  documents (the  "Ancillary
Leased Real Property  Documents")  pertaining thereto (including all amendments,
modifications,   supplements,  exhibits,  schedules,  addenda  and  restatements thereto  and thereof  and all  consents,  including  consents  for  alterations, assignments and sublets,  documents  recording  variations,  memoranda of lease, options,  rights of  expansion,  extension,  first  refusal  and first offer and evidence of commencement  dates and expiration  dates)  (collectively,  together with all buildings,  structures,  facilities,  plants, improvements currently or hereafter located thereon, all fixtures, systems, equipment, machinery and items of personal property of Seller relating to or used in the Operations attached or appurtenant  thereto,  and all easements,  licenses,  rights of way, privileges, appurtenances,  strips, gores and other rights pertaining to the foregoing,  the
"Leased Real Property"). Seller holds the leasehold estate under and interest in each parcel of the Leased Real Property free and clear of all Liens,  other than
Permitted Liens.  With respect to each of such leases and subleases,  Seller has not  exercised or given any notice of  exercise,  nor has any lessor or landlord exercised  or received  any notice of  exercise by a lessor or landlord  of, any option,  right of first offer or right of first  refusal

                                      -30-

contained  in any such lease or  sublease,  including  any such  option or right
pertaining   to  purchase,   expansion,   renewal,   extension   or   relocation
(collectively, "Options").

         (b) The transactions contemplated by this Agreement and the Transaction
Documents  will not require the  issuance of any new or amended  certificate  of occupancy,  and,  to the  Knowledge  of  Seller,  there are no facts  that would prevent the Leased Real  Property  from being  occupied by  Purchaser  after the
Closing  in the same  manner  as  occupied  by Seller  immediately  prior to the
Closing.

         (c) The rental set forth in each lease or  sublease  of the Leased Real
Property is the actual rental being paid,  and there are no separate  agreements or understandings with respect to the same.

         (d) Seller has the full right to exercise any Options  contained in the leases and  subleases  pertaining  to the Leased Real  Property on the terms and conditions  contained  therein and upon due exercise  would be entitled to enjoy the full benefit of such Options with respect thereto.

         (e) All leases  relating to Leased Real Property  constitute the legal, valid and binding  obligations of Seller,  are in full force and effect and have not been  modified  or amended  and are  enforceable  in  accordance  with their respective  terms.  Seller is not in material  default  under any leases of such
Leased Real Property and, to Seller's Knowledge, the landlord of the Leased Real
Property is not in default under its obligations  under the lease of such Leased
Real Property and, to Seller's  Knowledge,  no condition has occurred which with notice or lapse of time or both would constitute a default thereunder.

                  Section 3.20 Tangible Personal Property.

         (a) Schedule  3.20(a)  lists each item or distinct  group of machinery,
Equipment,   Inventory,  tools,  supplies,  furniture,   fixtures,   personalty,
vehicles,  books,  computer  equipment and other tangible personal property (the
"Tangible Personal Property") used in the Operations.

         (b) Schedule  3.20(b) sets forth a true and complete list of all leases and subleases for Tangible Personal Property and any and all material  ancillary documents pertaining thereto (including all amendments, consents and evidence of commencement dates and expiration dates).

         (c) Seller has the full right to exercise any renewal options contained in the leases and subleases  pertaining to the Tangible Personal Property on the terms and conditions  contained  therein and upon due exercise would be entitled to enjoy the use of each item of leased Tangible  Personal Property for the full term of such renewal options.

                  Section 3.21 Labor Matters.

         (a) Seller is not a party to any  collective  bargaining  agreement  or other  labor  union  contract  applicable  to persons  employed  by Seller,  and currently there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit that could affect
Seller.

                                      -31-

         (b) There are no  unfair  labor  practice  complaints  pending  against
Seller before the National Labor Relations Board or any other Governmental Body.

         (c) Seller is currently in compliance with all applicable Laws relating to the employment of labor, including those related to wages, hours,  collective bargaining  and the payment and  withholding of taxes and other sums as required by  the  appropriate  Governmental  Body  and  has  withheld  and  paid  to  the appropriate  Governmental  Body or is holding  for  payment  not yet due to such
Governmental  Body all amounts  required to be withheld  from  employees  of the
Seller and is not liable for any  arrears of wages,  Taxes,  penalties  or other sums for failure to comply with any of the foregoing.

         (d)  Seller  has  paid  in  full to all  its  respective  employees  or adequately  accrued  for in  accordance  with  U.S.  GAAP all  wages,  salaries, commissions,  bonuses,  benefits and other  compensation  due to or on behalf of such employees.

         (e) There is no Claim  with  respect  to  payment  of wages,  salary or overtime pay that has been asserted or is now pending or  threatened  before any
Governmental  Body with respect to any Persons currently or formerly employed by
Seller.

         (f) Seller is not a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental  Body relating to employees or employment practices.

         (g) There is no charge or proceeding with respect to a violation of any occupational  safety or health standard that has been asserted or is now pending or threatened with respect to Seller.

         (h) There is no charge of  discrimination  in  employment or employment practices,  for any  reason,  including  age,  gender,  race,  religion or other legally  protected  category,  which  has been  asserted  or is now  pending  or threatened before the United States Equal Employment Opportunity Commission,  or
any other  Governmental Body in any jurisdiction in which Seller has employed or currently employs any Person.

                  Section  3.22  Certain  Interests.   Except  as  disclosed  in
Schedule  3.22,  no  Affiliate of Seller has (a) any interest in any Person that engages in the same or similar  business as the Operations,  (b) any interest in any Person  that  purchases  from or sells or  furnishes  to Seller any goods or services  used in the  Operations,  (c) a beneficial  interest in any  contract, commitment, agreement or understanding to which Seller is a party or by which it may be bound or affected  related to the Operations  and/or the Acquired Assets;
or (d) any claim  against any of the  Acquired  Assets.  Except as  disclosed on
Schedule  3.22,  none of the assets of Seller include any  receivables  from any executive or employee of Seller.

                  Section 3.23 Brokers. Except as disclosed in Schedule 3.23, no broker,  finder or investment  banker is entitled to any brokerage,  finder's or other fee or commission in connection with the transactions contemplated by this
Agreement or the  Transaction  Documents based upon  arrangements  made by or on behalf of Seller.

                  Section  3.24  Sufficiency  of  Assets.  The  Acquired  Assets
constitute all the  properties,  assets and rights used,  held or intended to be used in, and all such properties, assets

                                      -32-

and rights as are  necessary  to  conduct,  the  Operations.  At all times since
[December 31, 2004],  Seller has caused the Acquired  Assets to be maintained in accordance with good business practice,  and all the Acquired Assets are in good operating  condition and repair,  have been  properly  operated,  serviced,  and maintained,  and are  suitable  for the  purposes  for  which  they are used and intended, ordinary wear and tear excepted.

                  Section  3.25  No  Untrue  Statements.  No  representation  or warranty of Seller in this Agreement or Transaction  Documents or at the Closing contains or will  contain any untrue  statement  of a material  fact or omits or will omit to state a material  fact  required to make the  statements  herein or therein  not  misleading.  There is no fact that  Seller  has not  disclosed  to
Purchaser  in writing that has had or,  insofar as Seller can now  foresee,  may have a Material  Adverse  Effect on the ability of Seller to perform  fully this
Agreement and the Transaction Documents

                                   Article IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As an  inducement  to Seller to enter  into this  Agreement,  Purchaser hereby represents and warrants to Seller as follows:

                  Section 4.1 Organization.  PPT is a Delaware  corporation duly organized,  validly existing and in good standing under the laws of the State of
Delaware.  Acquisition  Co. is a [limited  liability  company]  duly  organized, validly existing and in good standing under the laws of the State of [Delaware].
PPT and Acquisition Co. have all requisite power and authority to own, lease and operate its  properties  and assets and to carry on its business as now being or heretofore conducted.

                  Section  4.2  Authority  to  Execute  and  Perform  Agreement;
Ability to Perform.  Except for Consents or authorizations set forth on Schedule
4.2, PPT and  Acquisition  Co. have the entity power and  authority  required to enter  into,  execute  and  deliver  this  Agreement  and the other  Transaction
Documents  to  which  each  is or will be a party  and to  perform  fully  their obligations hereunder and thereunder. PPT and Acquisition Co. have not taken any action  that in any  respect  conflicts  with,  constitutes  a default  under or results in a violation of any  provision of its,  respectively,  Certificate  of
Incorporation  and  Certificate  of  Formation.  The  execution,   delivery  and
performance of this Agreement and the other Transaction  Documents to which each is a party have been duly authorized by all necessary  corporate  actions.  This
Agreement has been duly executed and delivered by PPT and  Acquisition  Co. and, on  the  Closing  Date,  the  other  Transaction  Documents  to  which  PPT  and
Acquisition  Co.  are  parties on the  Closing  Date will be duly  executed  and delivered by PPT and  Acquisition Co. Assuming due execution and delivery hereof and thereof by Seller,  this Agreement and the other Transaction  Documents will be valid and binding  obligations  of PPT and  Acquisition  Co.  enforceable  in accordance with their respective terms,  except that such  enforceability may be subject to (i)  bankruptcy,  insolvency,  reorganization  or other  similar laws affecting or relating to enforcement of creditors'  rights  generally,  and (ii)
general equitable principles.

                                      -33-

                  Section 4.3 Consents and Approvals. Other than as set forth in
Schedule  4.2,  the  execution  and  delivery  of this  Agreement  and the other
Transaction Documents to which Purchaser is or will be a party, the consummation by Purchaser of the transactions  contemplated hereby and thereby and compliance by Purchaser with any of the provisions  hereof and thereof will not require any
Consent of any Governmental Body or any other Person, except as may be necessary as a result of any specific facts or circumstance relating solely to Seller

                  Section  4.4   Non-Contravention.   Assuming  the  making  and
obtaining of all Consents referred to in Schedule 4.2, except as may result from any facts or circumstances relating solely to Seller, the execution, delivery of this Agreement by Purchaser and the execution of the other Transaction Documents to which Purchaser is or will be a party,  the  consummation of the transactions contemplated  hereby  and  thereby  and the  performance  by  Purchaser  of this
Agreement  and  the  other  Transaction   Documents  in  accordance  with  their
respective  terms  will not (a)  violate  any  provision  of the  organizational documents of Purchaser,  (b) violate any Law or Order applicable to, against, or binding upon, Purchaser or by which any of Purchaser's  securities,  business or property are bound or (c) conflict  with or result in the breach of any material provision of any Contract to which Purchaser may be bound,  constitute a default
(or event that with the giving of notice or lapse of time, or both, would become a default)  under,  require any Consent  under,  or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture,  contract,  agreement,  lease,  sublease, license, permit, franchise or other instrument or arrangement to which Purchaser is a party,  which would adversely  affect the ability of Purchaser to carry out its obligations under, and to consummate the transactions  contemplated by, this
Agreement or the Transaction Documents.

                  Section 4.5 Financial Reports and SEC Documents.  PPT's Annual
Report on Form 10-KSB for the fiscal year ended December 31, 2004, as amended by
Form 10-KSB/A  filed on May 18, 2005, and all other  reports,  definitive  proxy statements or  information  statements  filed or to be filed by it subsequent to
December 31, 2004 under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in
the form filed or to be filed  (collectively,  PPT's "SEC  Documents")  with the
SEC,  as of the date filed or to be filed,  (A)  complied  or will comply in all material respects as to form with the applicable requirements under the Exchange
Act and (B) as of the time filed,  or to be filed,  did not and will not contain any  untrue  statement  of a  material  fact or omit to  state a  material  fact required to be stated  therein or necessary to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  and each of the balance sheets  contained in or  incorporated  by reference into any such SEC Document  (including  the related notes and schedules  thereto)  fairly presents,  or  will  fairly  present,  the  financial  position  of PPT  and its subsidiaries as of its date, and each of the statements of income and changes in shareholders'  equity  and  cash  flows  or  equivalent  statements  in such SEC
Documents  (including any related notes and schedules  thereto) fairly presents, or will fairly  present,  the results of  operations,  changes in  shareholders'
equity  and  changes  in  cash  flows,  as the  case  may  be,  of PPT  and  its subsidiaries  for the periods to which they relate,  in each case in  accordance with U.S. GAAP consistently applied during the periods involved,  except in each case as may be noted therein,  subject to the absence of footnotes and to normal year-end adjustments in the case of unaudited statements.

                                      -34-

                  Section  4.6  Purchaser  Litigation.  There  are no  Claims or
legal,  administrative  or  arbitral  Proceedings,  hearings  or  investigations pending or, to the  Knowledge  of  Purchaser,  threatened  against or  involving
Purchaser, or any outstanding Orders, judgments,  injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving Purchaser, which, if adversely determined,  would affect the legality, validity or  enforceability  of this Agreement or any  Transaction  Documents or would  materially  impair  Purchaser's  ability to consummate  the  transactions contemplated hereby or thereby.

                  Section 4.7 Brokers.  Except as set forth on Schedule  4.6, no broker,  finder or investment  banker is entitled to any brokerage,  finder's or other fee or commission in connection with the transactions contemplated by this
Agreement or the  Transaction  Documents based upon  arrangements  made by or on behalf of Purchaser.

                  Section  4.8  Validity of Shares.  The Shares,  and the shares comprising  the  Earnout  Amount,  if any,  upon  issuance,  will be legally and validly issued, fully paid and nonassessable.

                                   Article V

                      ADDITIONAL AGREEMENTS OF THE PARTIES

                  Section  5.1  Conduct of  Operations.  Except as  specifically contemplated  by this  Agreement  or as set forth in  Schedule  5.1,  during the period  from the date  hereof to the  Closing  Date,  Seller  shall  conduct the
Operations in the Ordinary  Course of Business,  maintain the Acquired Assets in good  condition  (specifically  excluding  wear and tear),  preserve  intact its business organizations and the business organization of the Operations, preserve intact  relationships  with third  parties and maintain the goodwill  associated with the Operations,  including, but not limited to, with customers,  suppliers, and  employees,  keep  available  to Purchaser  the  services of its  employees, continue in full force and effect  without  material  modification  all existing policies or binders of insurance  currently  maintained in respect of Seller and the  Operations,  exercise,  but only after notice to  Purchaser  and receipt of
Purchaser's prior written approval,  any rights of renewal pursuant to the terms of any of the leases or subleases  set forth in Schedule  3.20(a) which by their terms would  otherwise  expire,  and continue its  advertising  and  promotional activities, and pricing and purchasing policies.

                  Section 5.2 Further  Assurances.  At any time and from time to time after the Closing,  each of the parties  agree to cooperate  with the other and to execute  and deliver  such other  documents,  instruments  of transfer or assignment,  files, Books and Records and do all such further acts and things as may be reasonably  required to carry out the  transactions  contemplated by this
Agreement and the other Transaction  Documents.  Without limiting the generality of the  foregoing,  Purchaser and Seller shall  cooperate with each other in the conduct  of any  audit or other  proceeding  relating  to  Taxes  involving  the
Acquired  Assets.  If either party  becomes  aware of any pending or  threatened assessment,  official inquiry, examination or proceeding that could result in an official  determination  with respect to Taxes due or payable the responsibility for which rests with the other party hereto, such party shall promptly so notify the other party in writing.

                                      -35-

                  Section 5.3 Certain Notifications.  At all times from the date hereof until the Closing Date, Seller shall promptly notify Purchaser in writing of the occurrence of any event or circumstance that will or could (a) render any statement, representation or warranty of Seller in this Agreement (including the
Schedules hereto) untrue,  inaccurate or incomplete in any material respect, (b)
constitute  or result in the breach by Seller  of, or a failure to comply  with, any  agreement  or covenant  in this  Agreement  applicable  to Seller or (c) be reasonably expected to cause a Material Adverse Effect.

                  Section 5.4 Access to Records and Facilities; Confidentiality.
Prior to the Closing Date, and upon  reasonable  prior notice,  Seller shall (i)
afford  Purchaser and its officers,  employees,  agents,  accountants,  counsel, financing sources and  representatives,  through Seller's employees,  directors, officers  and  representatives,  to make  such  investigation  of the  premises, assets,  properties,  plants,  business and  operations of Seller,  and to those officers,  directors,  employees,  agents, accountants,  managers, personnel and counsel of Seller who have any  knowledge  relating to the  Operations  and (ii)
furnish to the officers,  employees,  agents,  accountants,  counsel,  financing sources and representatives of Purchaser such additional financial and operating data and other  information  regarding the assets,  properties,  liabilities and goodwill of Seller and the Operations  (or legible copies  thereof) as Purchaser may from time to time reasonably  request and such examination of the facilities and Books and Records at reasonable  times and during  Seller's  normal business hours.

                  Section  5.5  Preservation  of  Records.  Until five (5) years after the date hereof or until the  expiration  of the record  retention  period under  relevant  federal or state  requirements,  if  longer,  none of Seller or
Purchaser will destroy or otherwise dispose of any of the books, records,  files or documents that relate to the Operations without giving the other party hereto at least  ninety (90) days' prior  written  notice and an  opportunity,  at such other  party's cost and expense,  to take  possession or make extracts or copies thereof.  "Books,  records,  files or  documents"  shall  include  copies of any
insurance  policies,   testing  logs,  application  records,   personnel  files,
financial   statements,    operational   reports,   policies   and   procedures,
correspondence,  all reports prepared for or provided to any Governmental  Body, all records retained pursuant to relevant Governmental Body requirements and any other books,  records,  files or documents.  After the Closing Date,  each party hereto shall permit the other party,  its  officers,  counsel,  accountants  and other  authorized  representatives  during  normal  business  hours and on prior written  notice,  to have  access to and  examine  and make copies of any books, records,  files or documents,  in its  possession  that relate to or concern the
Operations or its  operations,  provided that such access does not  unreasonably interfere  with the  operations of the party  providing such access and provided further  that the party  requesting  access  to such  books,  records,  files or documents  will bear any  costs,  other  than wages and  salaries  and  employee benefits of relevant personnel, of obtaining such access

                  Section 5.6 Non-Competition and  Non-Solicitation  Covenant of
Seller.

         (a) For a period of five (5) years after the Closing  (the  "Restricted
Period"),  Seller  shall  not and shall  cause  Louis R.  Matson to not  engage, directly or indirectly,  in any business anywhere in the world, including the 58 counties  in the State of  California  that  produces  or  supplies  products or services of the kind  produced or supplied by the  Operations as of the Closing.
In addition,  Seller  shall not and shall cause Louis R. Matson to not,  without the prior

                                      -36-

written  consent of  Purchaser,  directly or  indirectly,  own an  interest  in, manage,  operate,  join,  control,  lend  money  or  render  financial  or other assistance to or participate in or be connected  with, as an officer,  employee, partner,  stockholder,  consultant or  otherwise,  any Person that competes with
Purchaser or the Operations in manufacturing, producing or supplying products or services of the kind manufactured,  produced or supplied by the Operations as of the Closing.

         (b)  As  a  separate  and  independent  covenant,  Seller  agrees  with
Purchaser  that,  for a period of five (5) years  following the Closing,  Seller will not and  shall  cause  Louis R.  Matson  to not,  in any way,  directly  or indirectly,  call  upon,  solicit,  advise or  otherwise  do, or  attempt to do, business with any customers of the Operations with whom the Operations or Seller had any dealings during the period of time in which the Operations were owned by
Seller or take away or interfere or attempt to interfere with any custom, trade, business  or  patronage  of the  Operations  or  interfere  with or  attempt  to interfere  with  any  officers,  employees,  representatives  or  agents  of the
Operations  or induce or  attempt  to induce  any of them to leave the employ of
Purchaser  or  violate  the  terms  of  their   contracts,   or  any  employment
arrangements, with Purchaser.

         (c) The Restricted Period shall be extended by the length of any period during which Seller or Louis R. Matson is in breach of the terms of this Section
5.6. Seller acknowledges that the covenants set forth in this Section 5.6 are an essential element of this Agreement and that, but for the agreement of Seller to comply  with  these  covenants,  Purchaser  would  not have  entered  into  this
Agreement.  Seller  acknowledges  that  (i)  this  Section  5.6  constitutes  an independent covenant that shall not be affected by performance or nonperformance of any other provision of this Agreement by Purchaser, and (ii) a portion of the
Purchase Price shall be consideration  allocable to such  independent  covenant.
Seller  acknowledges  that they have  independently  consulted  with counsel and after such  consultation  agree that the covenants set forth in this Section 5.6 are reasonable and proper.

                  Section 5.7 Employees.  Purchaser  shall assume the employment agreement,  effective immediately after the Closing, between Seller and Louis R.
Matson,  dated as of [_____ __,] 2005,  the form of which is attached as Exhibit
H, and  shall  retain  the  services  of  Gerald P.  McNamara.  Seller  shall be responsible  for any  Liability  arising  under the WARN Act and  other  similar statutes or regulations of any  jurisdiction  with respect to any termination by
Seller of employment of any employee of Seller,  including,  any  termination of employment  that occurs in connection  with the  transactions  described in this
Agreement,  on or prior to the Closing Date, and Seller shall be responsible for the  issuance of any notices  required by the WARN Act with  respect to any such termination.

                  Section 5.8 Satisfaction of Conditions Precedent.  The parties hereto will use reasonable efforts to satisfy (or cause to be satisfied) all the
conditions   precedent  to  their  respective   obligations  to  consummate  the
transactions contemplated hereby as set forth in Article VI.

                  Section 5.9 Expenses and  Apportioned  Obligations.  Except as
otherwise provided in this Agreement,  each party shall bear its own expenses in connection with the preparation, execution and performance of this Agreement and transactions contemplated hereby, including costs of their respective attorneys, accountants,  investment bankers, brokers and other representatives,  whether or not the Closing shall have occurred; provided, however, that all

                                      -37-

excise, sales, use, registration,  stamp,  recording,  documentary,  conveyance, franchise,  property,  transfer,  gains and similar  Taxes and fees  (including, without  limitation,  penalties and  interest),  levies and charges  incurred in connection  with  this  Agreement  and  the  other  Transaction  Documents  (but excluding  Taxes  assessed  solely on or by reference to income,  which shall be
borne  by  Seller)  and  the  transactions   contemplated   hereby  and  thereby
(collectively, "Transfer Taxes") shall be borne equally by Purchaser and Seller.
Purchaser and Seller shall use reasonable  efforts to minimize the amount of all
Transfer Taxes and shall  cooperate in providing each other with any appropriate resale exemption certificates and other similar documentation. The party that is required  by  applicable  Law to make the  filings,  reports,  or returns and to handle any audits or controversies with respect to any applicable Transfer Taxes shall do so,  and the other  party  shall  cooperate  with  respect  thereto  as necessary.

                  Section  5.10 Bulk Sales  Compliance.  Each of  Purchaser  and
Seller shall waive  compliance  with the provisions of the  applicable  statutes relating to bulk transfers or bulk sales.

                  Section  5.11  Public  Announcements.  Neither  Purchaser  nor
Seller shall issue any report,  statement or press release or otherwise make any public  statement  with  respect  to this  Agreement  or the  other  Transaction
Documents  and the  transactions  contemplated  hereby and  thereby  without the written  consent of the other  party (not to be  unreasonably  withheld)  hereto prior to taking  any such  action,  except as may be  required  by Law or may be necessary  in  order to  comply  with  disclosure  requirements  imposed  by any
Governmental  Bodies,  in which case such party  nevertheless  shall  advise the other party and discuss the contents of the  disclosure  before issuing any such report, statement or press release.

                  Section 5.12 Use of Name and Logo.  Seller  acknowledges  that from and after the Closing,  the name "Surgica  Corporation," and all similar or related names, marks and logos shall be owned by Purchaser,  that neither Seller nor  any  of  its  Affiliates  shall  have  any  rights  in  the  name  "Surgica
Corporation," and all similar or related names, marks and logos and that neither
Seller nor any of its  Affiliates  will contest the ownership or validity of any rights of Purchaser in or to the name "Surgica  Corporation," and all similar or related names, marks and logos. Within three (3) Business Days after the Closing
Date,  Seller shall amend its  organizational  documents  and make any necessary filings with the Delaware  Secretary of State (and within  Thirty (30)  Business
Days after the Closing Date,  Seller shall make all  necessary  filings with all other relevant  Governmental  Bodies) to change any corporate name from any name incorporating "Surgica Corporation" or any confusingly similar designations to a name that does not incorporate "Surgica  Corporation" or any confusingly similar designation.

                  Section  5.13  Excluded  Liabilities.  Seller  shall  pay  and discharge the Excluded Liabilities as and when the same become due and payable.

                  Section 5.14 Competing Offers;  Merger or Liquidation.  Seller
agrees  that  between  the date of this  Agreement  and the  earlier  of (a) the
Closing and (b) the termination of this Agreement, neither Seller nor any of its
Affiliates,  officers,  directors,  representatives  or agents will, without the prior written consent of Purchaser, (i) solicit, initiate,  consider,  encourage or accept any other  proposals or  submissions of bids or offers from any Person
(A) relating to any acquisition or purchase of all or any portion of the capital stock of Seller or assets of Seller, (B) to enter into any merger, consolidation or other business combination or

                                      -38-

similar  transaction  with  Seller  or the  Operations  or (C) to  enter  into a recapitalization, reorganization or any other extraordinary business transaction involving or otherwise relating to Seller or the Operations, (ii) participate in any discussions, conversations,  negotiations or other communications regarding, or furnish to any other  Person any  information  with  respect to, or otherwise cooperate in any way,  assist or  participate  in,  facilitate  or encourage any effort or  attempt  by any other  Person to seek to do any of the  foregoing  or
(iii) commence any proceeding to merge,  consolidate or liquidate or dissolve or obligate  itself  to do so.  Seller  immediately  shall  cease  and  cause to be terminated  all  existing  discussions,  conversations,  negotiations  and other communications with any Persons conducted  heretofore with respect to any of the foregoing. Seller shall notify Purchaser promptly if any such proposal or offer, or any inquiry or other  contact with any Person with respect  thereto,  is made and shall,  in any such notice to Purchaser,  indicate in reasonable  detail the identity of Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal,  offer, inquiry or other contact. Seller agrees not to release, without the prior written consent of Purchaser, any Person from, or waive any provision of, any confidentiality or standstill  agreement to which
Seller is a party.

                  Section 5.15  Exemption  from  Registration  or Securities Act
Registration;   Preparation  of  Notice  of  Meeting  and  Proxy   Statement  or
Information Statement.

         (a) Seller  and PPT shall use their  commercial  reasonable  efforts to prepare,  execute  and file all  necessary  documents  in order to  qualify  the conveyance  of the Shares  and the shares  comprising  the  Earnout  Amount as a private  placement of securities (the "Private  Placement  Documents") such that neither this Agreement nor any of the Transaction Documents nor any transactions contemplated hereunder and thereunder, involve any public offering of securities within the meaning of Section 4(2) of the Securities Act, and accordingly, under
Rule 506 of Regulation D, render the registration provisions of Section 5 of the
Securities  Act  inapplicable  to  such  transactions  (the  "Private  Placement
Alternative").

         (b) However, notwithstanding the foregoing, if Seller and PPT determine that the Private  Placement  Alternative is  unavailable or undesirable  for any reason,  then, as promptly as practicable after such  determination,  Seller and
PPT shall  prepare,  and PPT shall file with the SEC,  a Form S-4 which may,  or shall  if  required  by  applicable  law,  include  Seller's  preliminary  proxy materials or consent of solicitation relating to the approval of this Agreement, the  Transaction  Documents  and the  transactions  contemplated  hereunder  and thereunder by the stockholders of Seller and a prospectus  relating to the offer and sale of the Shares and the shares  comprising  the Earnout  Amount (the "S-4
Alternative") which complies in form with applicable SEC requirements and Seller shall use all  reasonable  efforts to cause the Form S-4 to become  effective as soon after the receipt of final  comments  from the SEC thereon as  practicable.
Such proxy statement/prospectus shall include the recommendation of the Board of
Directors of Seller in favor of this Agreement,  the  Transaction  Documents and the transactions contemplated hereunder and thereunder.  Seller shall furnish to
PPT all information  concerning  Seller and the stockholders of Seller as may be reasonably  requested in connection with any action contemplated by this Section
5.15(c).

         (c) As soon as  practicable  after  the  execution  of this  Agreement,
Seller,  in  consultation  with PPT,  shall  prepare (a) a Notice of Meeting and
Proxy Statement or (b) Information  Statement (as applicable,  the  "Statement")
for the stockholders of Seller to approve

                                      -39-

this Agreement,  the  Transaction  Documents and the  transactions  contemplated hereunder and thereunder.  The Statement and Private  Placement  Documents shall constitute  a  disclosure  document for the offer and sale of Common Stock to be received by the  stockholders of Seller under this  Agreement.  Seller shall use commercially  reasonable  efforts,  with the  cooperation  of PPT, to cause such statement to be distributed to the stockholders of Seller promptly following the actions contemplated by the Private Placement Alternative.  PPT and Seller shall each use commercially  reasonable  efforts to cause the Statement to comply with applicable federal and state securities laws requirements.  PPT and Seller agree to provide  promptly to the other such  information  concerning its business and financial  statements and affairs as in the reasonable judgment of the providing party or its  counsel,  may be  required or  appropriate  for  inclusion  in the
Statement, or in any amendments or supplements thereto, and to cause its counsel and  auditors  to  cooperate  with  the  other's  counsel  and  auditors  in the preparation of the Statement.  PPT and Seller agree to provide  promptly  advise the other,  in writing if at any time prior to the Closing Date either Seller or
PPT shall  obtain  knowledge  of any  facts  that  might  make it  necessary  or appropriate to amend or supplement the Statement in order to make the statements contained or incorporated by reference  therein not misleading or to comply with applicable law. The Statement shall contain the  recommendation  of the Board of
Directors of Seller that the stockholders of Seller approve this Agreement,  the
Transaction Documents and the transactions contemplated hereunder and thereunder and the  conclusion  of the  Board of  Directors  of  Seller  that the terms and conditions of this  Agreement,  the Transaction  Documents and the  transactions contemplated hereunder and thereunder are fair and reasonable to Sellers and the stockholders  of Seller.  Seller shall  otherwise use its best efforts to obtain the requisite stockholder approval from the stockholders of Seller.  Anything to the contrary contained herein  notwithstanding,  Seller shall not include in the
Statement any information  with respect to PPT,  Acquisition Co. or any of their affiliates or  associates  the form and content of which  information  shall not have been  approved  by PPT or  Acquisition  Co., as  applicable,  prior to such inclusion.

         (d) Unless an Information Statement and an Action By Written Consent of
the  Stockholders in lieu of a meeting is used,  Seller shall promptly after the date  hereof take all action  necessary  in  accordance  with  Delaware  General
Corporation Law and its Certificate of Incorporation and Bylaws, in each case as amended and/or restated, to convene a stockholders' meeting (the "Seller Special
Meeting").  If the Private  Placement  Alternative is accomplished,  such Seller
Special  Meeting  will  follow as promptly as  practicable  thereafter  or after effectiveness  of the Form S-4, if applicable.  Seller shall consult with PPT as to the date of the Seller Special  Meeting and/or the Action by Written  Consent
of the  Stockholders  in lieu of a meeting  and shall not  postpone  or  adjourn
(other than for the absence of a quorum) the Seller Special  Meeting without the consent of PPT.  Following the Private Placement  Alternative,  Seller shall use its best efforts to solicit from the stockholders of Seller,  proxies or actions by written consent in favor of this Agreement, the Transaction Documents and the transactions  contemplated  hereunder  and  thereunder  and shall take all other action  necessary or advisable to secure the vote or consent of the stockholders of Seller  required by Delaware law to effect this  Agreement,  the  Transaction
Documents and the transactions contemplated hereunder and thereunder.

         (e) Seller, acting through its Board of Directors, shall include in the proxy statement/  prospectus the  recommendation  of its Board of Directors that the stockholders of Seller vote in favor of the adoption of this Agreement,  the
Transaction Documents and the transactions

                                      -40-

contemplated hereunder and thereunder,  and shall otherwise use its best efforts to obtain the requisite stockholder approval from the stockholders of Seller.

         (f) If the Private  Placement  Alternative is not chosen and Seller and
PPT proceed with the S-4 Alternative,  none of the information supplied or to be supplied  by or on behalf of Seller  for  inclusion  in the Form S-4 to be filed with the SEC by PPT in  connection  with the issuance of Common Stock in or as a result  of this  Agreement,  the  Transaction  Documents  and  the  transactions contemplated hereunder and thereunder,  including the proxy statement,  will, at
the  date  such   information   is  supplied  and,  as  thereafter   amended  or
supplemented,  at the time of the Company  Special  Meeting,  contain any untrue statement  of a material  fact or omit to state any material  fact  necessary in order to make the statements  therein, in light of the circumstances under which they are made, not misleading or, as thereafter  amended or supplemented,  will, in the case of the Form S-4,  at the time the Form S-4 becomes  effective  under the Securities Act,  contain any untrue  statement of a material fact or omit to state any material fact required to be stated therein,  or necessary to make the statements therein not misleading.

                  Section  5.16  Support of  Operations.  If the Closing  occurs prior to June 30, 2007,  absent a Material Adverse Effect,  as determined by and in the sole discretion of Purchaser,  Purchaser shall provide  support,  as more fully  described in Schedule  5.16,  to the  Operations to be  transferred  from
Seller to Purchaser as provided  herein in order to, in the reasonable  judgment of Purchaser, enable the Minimum Revenue Trigger to be met.

                                   Article VI

                              CONDITIONS TO CLOSING

                  Section  6.1  Conditions  to   Obligations   of  Seller.   The
obligations  of Seller  to  consummate  the  transactions  contemplated  by this
Agreement are subject to the  fulfillment or waiver,  prior to or on the Closing
Date, of each of the following conditions:

         (a) Regulatory  Authorizations.  All Consents of Governmental Bodies to
the transfer or assignment of the Material  Permits shall have been obtained and all such  Consents  shall be in full  force  and  there  shall be in  effect  no preliminary  or  permanent  injunction,  writ,  judgment,  decree,  stipulation, determination,  award or other order entered by or with any Governmental Body of
competent   jurisdiction   (collectively,   an  "Order")   directing   that  the
transactions contemplated herein or therein, or any of them, not be consummated.

         (b)  Representations  and  Warranties;  Agreements and  Covenants.  The
representations  and warranties of Purchaser  contained in this Agreement and in any certificate  delivered by any officer of Purchaser  pursuant hereto (i) that are not qualified by  "materiality"  or "Material  Adverse Effect" (or a similar concept) shall have been true and correct in all material respects when made and as of the Closing  Date,  with the same force and effect as if made at and as of the Closing  Date,  and (ii) that are  qualified by  "materiality"  or "Material
Adverse  Effect" (or a similar  concept) shall have been true and correct in all material  respects  when made and at and as of the Closing  Date,  with the same force and effect as if made at and as of the Closing Date (except, in each case, for those representations and warranties that relate to a particular date, which shall be true and correct as of such date).  Purchaser  shall have  performed or complied

                                      -41-

with all material  covenants  and  agreements,  and  satisfied  all  conditions, required by this  Agreement to be performed or complied  with or satisfied by it on or prior to the Closing Date in all material respects.

         (c)   Certificates.   Purchaser   shall  have  delivered  to  Seller  a
certificate,  dated the Closing  Date,  of an officer of Purchaser to the effect that the conditions specified in Section 6.1(b) have been satisfied.

         (d) Execution and Delivery. Purchaser shall have executed and delivered the documents set forth in Section 2.10 hereof to which it is a party.

         (e) Stockholder Approval.  This Agreement and the Transaction Documents
to which Seller is a party and the consummation of the transactions contemplated hereby  and  thereby  shall  have been  approved  by  Seller's  stockholders  in accordance with Seller's  Certificate of Incorporation  and Bylaws, in each case as amended and/or restated, and as required by applicable Law.

                  Section  6.2  Conditions  to  Obligations  of  Purchaser.  The
obligations of Purchaser to consummate  the  transactions  contemplated  by this
Agreement are subject to the  fulfillment or waiver,  prior to or on the Closing
Date, of each of the following conditions:

         (a)  Authorizations  and  Consents.  Purchaser  and  Seller  shall have received, each in form and substance reasonably  satisfactory to Purchaser,  all authorizations,  Consents, orders and approvals of all third parties and Persons and estoppel certificates that Purchaser reasonably deems necessary or desirable for the consummation of the transactions  contemplated by this Agreement and the
Transaction  Documents,  including all third party  consents  required under any
Contracts, and all Consents of Governmental Bodies to the transfer or assignment of the Material  Permits and all Consents  listed on Schedule  6.2(a) shall have been obtained and all such Consents shall be in full force and there shall be no
Order in effect.

         (b)  Representations  and  Warranties;  Agreements and  Covenants.  The
representations  and warranties of Seller contained in this Agreement and in any certificate  delivered by any officer of Seller pursuant hereto (i) that are not qualified by "materiality"  or "Material  Adverse Effect" (or a similar concept)
shall have been true and correct in all  material  respects  when made and as of the  Closing  Date,  with the same  force and effect as if made at and as of the
Closing Date, and (ii) that are qualified by "materiality" or "Material  Adverse
Effect" (or a similar  concept) shall have been true and correct in all material respects  when made and at and as of the Closing  Date,  with the same force and effect as if made at and as of the Closing Date (except, in each case, for those representations  and warranties that relate to a particular date, which shall be true and correct as of such date).  Seller shall have performed or complied with all material covenants and agreements, and satisfied all conditions, required by this  Agreement to be performed or complied  with or satisfied by it on or prior to the Closing Date in all material respects,  and Purchaser shall have received a certificate of Seller to such effect signed by Louis R. Matson or another duly authorized officer thereof.

         (c) Permits.  Except as set forth in Section 3.8, all Material  Permits required for the conduct of the  Operations  and the  ownership and operation of the Acquired  Assets shall have

                                      -42-

been  transferred to Purchaser and shall be in full force and effect without any material  limitation or  restrictions,  and Purchaser  shall have been furnished with evidence thereof reasonably satisfactory to it.

         (d)   Certificates.   Seller   shall  have   delivered   to   Purchaser
certificates,  dated the Closing  Date, of officers of Seller to the effect that the conditions  specified in paragraphs (a) through (c) of this Section 6.2 have been satisfied.

         (e) Execution  and  Delivery.  Seller shall have executed and delivered the documents set forth in Section 2.9 hereof to which it is a party;

         (f) Employees.  The employment agreement between Purchaser and Louis R.
Matson, the form of which is set forth on Exhibit H, shall have been executed by each party  thereto  and  Purchaser  shall have  reached  mutually  satisfactory employment  arrangements with Gerald P. McNamara and such of Seller's  employees as Purchaser elects to hire.

         (g)  Release  and  Repayment  of Debt.  Purchaser  shall have  received evidence  reasonably  satisfactory  to  Purchaser  that all Debt  (except to the extent that it constitutes  an Assumed  Liability) has been paid in full and all
Liens on the Acquired Assets have been released.

         (h)  No  Proceeding.   No  Proceeding  shall  have  been  commenced  or
threatened  by or before any  Governmental  Body or by any other Person  against
Seller or  Purchaser,  seeking to prevent,  delay,  restrain or  materially  and adversely  alter the  transactions  contemplated  by this Agreement that, in the reasonable judgment of Purchaser,  is likely to render it impossible or unlawful to consummate such  transactions or that could have a Material Adverse Effect or
otherwise  render  inadvisable,   in  the  sole  discretion  of  Purchaser,  the
consummation of the transactions contemplated by this Agreement.

         (i) Resolutions of the Seller. Purchaser shall have received a true and complete copy,  certified by the Secretary or an Assistant  Secretary of Seller,
of the resolutions duly and validly adopted by the stockholders and the board of directors of Seller  evidencing its  authorization of the execution and delivery of this Agreement and the  Transaction  Documents to which Seller is a party and the consummation of the transactions contemplated hereby and thereby.

         (j) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect.

         (k) Conversion of Seller's  Preferred Stock. All outstanding  shares of the Seller's  preferred stock shall have been converted into the Seller's common stock.

         (l) Exemption from  Registration  or Securities Act  Registration.  The
Private Placement  Alternative shall have been completed if chosen in accordance with Section  5.15(a),  or, if not chosen,  then the SEC shall have declared the
Form S-4 effective in accordance  with the provisions of the Securities Act, and no stop  order  suspending  the  effectiveness  of the Form S-4 shall  have been issued by the SEC and remain in effect.

                                      -43-

         (m) Non-Competition of Louis R. Matson. The  non-competition  agreement between Purchaser and Louis R. Matson, the form of which is set forth on Exhibit
I, shall have been executed by each party thereto.

         (n) Side Letter.  The side letter agreement between Purchaser and Louis
R. Matson, the form of which is set forth on Exhibit J, shall have been executed by each party thereto.

                                  Article VII

                                   TERMINATION

                  Section  7.1  Termination.  Notwithstanding  anything  in this
Agreement to the contrary, this Agreement may be terminated prior to the Closing as follows:

         (a) by the mutual written consent of Seller and Purchaser;

         (b) by  Purchaser,  by  delivery  of written  notice to Seller,  if the
Closing shall not have occurred prior to the close of business on the date which is ninety (90) days  subsequent to the date hereof,  other than by reason of the failure by Purchaser to perform in all material respects any of the covenants or agreements contained in this Agreement;

         (c) at the  election  of Seller,  (i) if  Purchaser  has  breached  any representation or warranty contained in this Agreement, which breach would cause the  condition  set  forth in  Section  6.1(b) to not be  satisfied,  or (ii) if
Purchaser  has breached any covenant or agreement  contained in this  Agreement, which breach  would cause the  condition  set forth in Section  6.1(b) to not be satisfied,  in each case,  which breach has not been cured on or prior to thirty
(30) days  following  delivery  of  written  notice of such  breach by Seller to
Purchaser;

         (d) at the  election  of  Purchaser,  (i) if Seller  has  breached  any representation or warranty contained in this Agreement, which breach would cause the condition set forth in Section 6.2(b) to not be satisfied, or (ii) if Seller has breached any covenant or agreement contained in this Agreement, which breach would cause the  condition set forth in Section  6.2(b) to not be satisfied,  in each  case  which  breach  has not been  cured on or prior to  thirty  (30) days following delivery of written notice of such breach by Purchaser to Seller; or

         (e) at the  election  of  Seller  on the one hand or  Purchaser  on the other,  if any legal  proceeding is commenced or threatened by any  Governmental
Body directed against the  consummation of the Closing or any other  transaction contemplated  under this  Agreement and Purchaser or Seller (as the case may be)
reasonably  and in good faith deems it  impractical or inadvisable to proceed in view of such legal  proceeding  or threat  thereof or by either the Purchaser or
Seller in the event that any  Governmental  Body  shall have  issued an Order or taken any other  action  restraining,  enjoining or  otherwise  prohibiting  the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable.

         If this Agreement so terminates, it shall become null and void and have no further force or effect except as provided in Section 7.2.

                                      -44-

                  Section  7.2  Effect  of  Termination.  In  the  event  of the termination  of this  Agreement  pursuant to Section 7.1, this  Agreement  shall thereafter  become  void and have no further  force or effect,  except  that the obligations  provided for in this Section 7.2, Section 5.9, the  confidentiality provisions  contained  in Section  5.4 and  Article  IX and any  confidentiality agreements  between  Purchaser and Seller shall survive any such  termination of this Agreement.  Neither party hereto shall have any liability in respect of the termination  of this  Agreement  except (a) as set forth in this Section 7.2 and under those provisions of this Agreement that survive such termination,  and (b)
such termination shall not relieve either party from liability for any breach of any provision of this Agreement.

                                  Article VIII

                                 INDEMNIFICATION

                  Section  8.1  Indemnification  by  Seller.  Seller  agrees  to indemnify  Purchaser  against and hold Purchaser and its  Affiliates,  officers,
directors,   employees,  agents,  successors  and  assigns  (each  a  "Purchaser
Indemnified  Party") harmless from and against, in the manner and subject to the limitations  and  qualifications  set  forth in this  Section  8.1,  any and all
Liabilities,  losses,  diminution in value, damages, Claims, costs and expenses, interest,  awards,  judgments and penalties  (including  reasonable  attorneys', experts' and consultants'  fees and expenses)  actually  suffered or incurred by them  (including  any Action brought or otherwise  initiated by any  Indemnified
Party) (hereinafter "Losses"), arising out of or resulting from:

         (a) the  breach  of any  representation  or  warranty  made  by  Seller contained in this Agreement or any of the Transaction  Documents to which Seller is a party; or

         (b) the breach of any covenant or agreement by Seller contained in this
Agreement or in any of the Transaction Documents to which Seller is a party; or

         (c) any and all Losses suffered or incurred by a Purchaser  Indemnified
Party by  reason  of or in  connection  with any Claim or cause of action of any third party  (including  claims for  compensation,  commissions  or expenses for services  as a broker  or  finder)  to the  extent  arising  out of any  action, inaction,  event,  condition,  Liability or  obligation  of Seller  occurring or existing prior to the Closing; or

         (d) Excluded Assets;

         (e) Liabilities, whether arising before or after the Closing Date, that are not expressly assumed by the Purchaser pursuant to this Agreement, including the Excluded Liabilities (including any Liabilities arising under Section 5.9 of this Agreement and any  Liabilities for Taxes now or hereafter owed by Seller or any  Affiliate  of  Seller,  or  attributable  to  the  Acquired  Assets  or the
Operations,  relating to any period, or any portion of any period,  ending on or prior to the Closing Date); or

         (f) any failure to comply with Laws relating to bulk  transfers or bulk
sales  with  respect  to  the   transactions   contemplated  by  this  Agreement
(notwithstanding the waiver contained in Section 5.10).

                                      -45-

                  Section 8.2 Indemnification by Purchaser.  Purchaser agrees to
indemnify  Seller  against  and  hold  Seller  and  its  Affiliates,   officers,
directors, employees, agents, successors and assigns (each a "Seller Indemnified
Party") harmless from and against,  in the manner and subject to the limitations and qualifications  set forth in this Article VIII, any and all Losses,  arising out of or resulting from:

         (a) the breach of any  representation  or  warranty  made by  Purchaser contained  in  this  Agreement  or any of the  Transaction  Documents  to  which
Purchaser is a party; or

         (b) the breach of any covenant or  agreement by Purchaser  contained in this  Agreement  or any of the  Transaction  Documents  to which  Purchaser is a party; or

         (c) the Assumed Liabilities; or

         (d) any and all Losses  suffered or  incurred  by a Seller  Indemnified
Party by  reason  of or in  connection  with any Claim or cause of action of any third party  (including  claims for  compensation,  commissions  or expenses for services  as a broker  or  finder)  to the  extent  arising  out of any  action, inaction,  event, condition,  Liability or obligation of the Purchaser occurring or existing after to the Closing.

                  Section 8.3 Defense of Claims. An Indemnified Party shall give the Indemnifying  Party written notice of any action,  claim,  suit or demand (a
"Claim") of which such  Indemnified  Party has  knowledge and as to which it may request indemnification hereunder, within sixty (60) days of such determination, stating the amount of the Loss, if known, method of computation  thereof, and in reasonable  detail  the  factual  basis of such Claim  with a  reference  to the provisions of this  Agreement in respect of which such right of  indemnification is claimed or arises.  The obligations and Liabilities of the Indemnifying Party under this Article VIII with respect to Losses  arising from claims of any third party that are subject to the indemnification  provided for in this Article VIII
("Third Party Claims") shall be governed by and be contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified  Party shall give the Indemnifying  Party written  notice of such Third Party Claim within thirty (30) days of the receipt by the Indemnified Party of notice of such Third Party Claim; provided, however, that the  failure to provide  such  notice to the  Indemnifying  Party shall not release the  Indemnifying  Party from any of its obligations  under this Article
VIII except to the extent that the Indemnifying  Party is materially  prejudiced by such  failure  and shall not relieve  the  Indemnifying  Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VIII. If the Indemnifying  Party  acknowledges in writing its obligation to indemnify the Indemnified  Party hereunder against any Losses that may result from such Third Party  Claim,  then the  Indemnifying  Party shall be entitled  to assume and  control  the  defense of such Third  Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the  Indemnified  Party  within  ten (10) days of the  receipt  of such notice from the Indemnified  Party;  provided,  however,  if such Claim seeks an injunction or other equitable relief against the Indemnified  Party,  subject to the last  sentence of this  Section 8.3,  the  Indemnified  Party shall have the right to participate  in and jointly  control the defense of any portion of such
Claim  and to  retain  its  own  counsel  in each  jurisdiction  for  which  the
Indemnified  Party  determines  counsel  is  required,  which  counsel  shall be reasonably acceptable to the

                                      -46-

Indemnifying  Party, at the expense of the Indemnifying Party. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third  Party  Claim as  provided  above,  the  Indemnified  Party shall cooperate with the Indemnifying  Party in such defense and make available to the
Indemnifying  Party,  at  the  Indemnifying   Party's  expense,  all  witnesses,
pertinent  records,   materials  and  information  in  the  Indemnified  Party's possession  or under the  Indemnified  Party's  control  relating  thereto as is reasonably  required  by the  Indemnifying  Party.  Similarly,  in the event the
Indemnified Party is, directly or indirectly, conducting the defense against any such  Third  Party  Claim,  the  Indemnifying  Party  shall  cooperate  with the
Indemnified  Party in such defense and make available to the Indemnified  Party, at the Indemnifying Party's expense, all such witnesses,  records, materials and information in the  Indemnifying  Party's  possession or under the  Indemnifying
Party's control  relating  thereto as is reasonably  required by the Indemnified
Party. If the Indemnifying  Party elects and is entitled to compromise or defend such Claim,  it shall within  thirty (30) days (or sooner,  if the nature of the
Claim so  requires)  notify  the  Indemnified  Party of its intent to do so. The
Indemnified  Party shall have the right to employ  separate  counsel in any such
Claim and participate in the defense thereof,  but the fees and expenses of such counsel  shall  be at the  expense  of the  Indemnified  Party  unless  (i)  the
Indemnifying  Party  shall fail to assume the  defense of such Claim as provided herein or (ii) the  Indemnified  Party shall have been  advised by such  counsel that there is or is likely to  develop a conflict  of  interest  for  counsel in representing both the indemnifying  party and the indemnified party with respect to such Claim in which case the fees and  expenses of counsel  shall be borne by the Indemnifying  Party. If the  Indemnifying  Party elects not to compromise or defend such Claim or fails to notify the  Indemnified  Party of its  election as herein provided,  the Indemnified Party may pay, compromise or defend such Claim at the  Indemnifying  Party's  expense,  subject to the limitations set forth in this Article VIII.  Except as set forth in the immediately  preceding  sentence, the Indemnifying Party shall have no indemnification obligations with respect to any such Claim which shall be settled by the Indemnified Party without the prior
written  consent  of  the  Indemnifying   Party  (which  consent  shall  not  be
unreasonably withheld or delayed).  The Indemnifying Party's right to direct the defense,  if applicable,  shall include the right to compromise or enter into an agreement settling any Claim by a third party; provided, that no such compromise or  settlement  shall be entered into without the prior  written  consent of the
Indemnified  Party (which may be withheld in its sole  discretion  /unreasonably withheld) (i) if such compromise or settlement  provides for injunctive or other nonmonetary or equitable relief affecting the Indemnified  Party or (ii) if such compromise or settlement does not include as an  unconditional  term thereof the giving by each  claimant or  plaintiff  to such  Indemnified  Party of a general release from any and all liability  with respect to such Claim.  Notwithstanding the foregoing,  in the event that the Indemnified Party withholds its consent to a settlement  proposal that involves  nothing other than the payment of monetary damages for which the  Indemnifying  Party will be responsible,  the Indemnified
Party shall  indemnify  and hold  harmless the  Indemnifying  Party  against any
Losses suffered by the Indemnifying Party as a result of the Indemnified Party's withholding of its consent to such settlement  proposal.  The Indemnifying Party will make  promptly  any payment  required  to be made by it to the  Indemnified
Party under this Article VIII.

                  Section 8.4 Survival of Representations and Warranties.

         (a) The  representations  and  warranties  of Seller  contained in this
Agreement and the Transaction Documents to which Seller is a party shall survive the Closing for a period of twelve

                                      -47-

(12)  months  from  the  Closing   Date;   provided,   however,   that  (i)  the
representations  and  warranties  made  pursuant to Section  3.1,  Section  3.2,
Section  3.7  and  Section  3.22  shall  survive   indefinitely   and  (ii)  the
representations  and  warranties  made  pursuant to Section  3.16 and 3.17 shall survive the Closing until thirty (30) calendar days  following the expiration of the applicable  statute of  limitations  governing such claims (giving effect to any  waiver or  extension  thereof).  Neither  the  period of  survival  nor the liability of Seller with respect to the Seller's  representations and warranties shall  be  reduced  by any  investigation  made at any time by or on  behalf  of
Purchaser.  Notwithstanding the foregoing,  if written notice of any Claim under this Article VIII has been given prior to the expiration of the period  covering the applicable  representations  and warranties by Purchaser to Seller, then the relevant  representations  and  warranties  shall survive as to such Claim until such Claim has been finally resolved.

         (b) The  representations  and warranties of Purchaser contained in this
Agreement  and the  Transaction  Documents  to which  Purchaser is a party shall survive the Closing  until twelve (12) months from the Closing  Date;  provided, however,  that the  representations and warranties made pursuant to Section 4.1,
Section 4.2, Section 4.5 and Section 4.7 shall survive indefinitely. Neither the period of survival nor the  liability of Purchaser  with respect to  Purchaser's representations and warranties shall be reduced by any investigation made at any time by or on behalf of Seller. Notwithstanding the foregoing, if written notice of any Claim under this Article VIII has been given prior to the  expiration  of the period covering the applicable  representations  and warranties by Purchaser to Seller, then the relevant  representations and warranties shall survive as to such Claim until such Claim has been finally resolved.

                  Section 8.5 Offset.  The parties  agree that the amount of any
Losses  payable or  reimbursable  to  Purchaser  under this  Article VIII may be satisfied,  in the sole and absolute discretion of Purchaser,  out of Shares and the shares  comprising the Earnout Amount, if any, issued by Purchaser to Seller under this Agreement.

                                   Article IX

                                  MISCELLANEOUS

                  Section 9.1 Amendments; Non-Contractual Remedies; Preservation
of Remedies.  This Agreement may be amended,  superseded,  canceled,  renewed or extended,  and the terms  hereof  may be  waived,  only by a written  instrument signed by Purchaser and Seller or, in the case of a waiver,  in accordance  with
Section  9.2, by or on behalf of the party  waiving  compliance.  The rights and remedies of any party based upon,  arising out of or otherwise in respect of any inaccuracy in or breach of any representation,  warranty,  covenant or agreement contained in this Agreement or any document delivered pursuant to this Agreement shall in no way be limited  by the fact that the act,  omission,  occurrence  or other  state of facts upon which any claim of any such  inaccuracy  or breach is based may also be the  subject  matter of any  other  representation,  warranty, covenant or  agreement  contained in this  Agreement  or any document  delivered pursuant to this Agreement as to which there is no inaccuracy or breach.

                  Section 9.2 Waiver.  Any party  hereto may (a) extend the time for the  performance  of any of the  obligations or other acts of another party,
(b) waive any  inaccuracies  in the  representations  and  warranties of another party  contained  herein or in any document

                                      -48-

delivered by another party pursuant  hereto or (c) waive  compliance with any of the  agreements  of another  party or  conditions  to such  party's  obligations contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such  rights.  No  delay on the part of any  party in  exercising  any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right,  power or privilege,  nor any single or partial exercise of any such right,  power or privilege,  preclude any further exercise  thereof or the exercise of any other such right,  power or privilege.  Any  waiver of any term or  condition  shall not be  construed  as a waiver  of any  subsequent  breach  or a  subsequent  waiver of the same term or condition,  or a waiver of any other term or  condition of this  Agreement.  All rights and remedies  existing  under this  Agreement are  cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  Section 9.3 Governing Law. THIS  AGREEMENT  SHALL BE DEEMED TO
BE MADE IN AND IN ALL RESPECTS SHALL BE  INTERPRETED,  CONSTRUED AND GOVERNED BY
AND IN  ACCORDANCE  WITH THE  INTERNAL  LAW, AND NOT THE LAW OF CONFLICTS OF THE
STATE OF CALIFORNIA  APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED  ENTIRELY
WITHIN SUCH STATE.

                  Section 9.4 Submission of Jurisdiction;  Waiver of Jury Trial.
The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of San Diego,  in the State of California
over any suit, action or Proceeding arising out of or relating to this Agreement or  the  transactions  contemplated  hereby.  To the  fullest  extent  they  may effectively do so under applicable Law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the  jurisdiction of any such court,  any objection that they may now or  hereafter  have to the  laying of the  venue of any such  suit, action or proceeding brought in any such court and any claim that any such suit, action  or  Proceeding  brought  in  any  such  court  has  been  brought  in an inconvenient  forum.  EACH PARTY  ACKNOWLEDGES  AND AGREES THAT ANY  CONTROVERSY
WHICH MAY ARISE  UNDER  THIS  AGREEMENT  IS LIKELY TO  INVOLVE  COMPLICATED  AND
DIFFICULT   ISSUES,   AND   THEREFORE   EACH  PARTY   HEREBY   IRREVOCABLY   AND
UNCONDITIONALLY  WAIVES ANY RIGHT  SUCH PARTY MAY HAVE TO A TRIAL BY JURY.  EACH
PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO  REPRESENTATIVE,  AGENT OR ATTORNEY
OF ANY OTHER PARTY HAS  REPRESENTED,  EXPRESSLY  OR  OTHERWISE,  THAT SUCH OTHER
PARTY  WOULD NOT,  IN THE EVENT OF  LITIGATION,  SEEK TO ENFORCE  THE  FOREGOING
WAIVER,  (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS
WAIVER,  (iii) SUCH PARTY MAKES THIS WAIVER  VOLUNTARILY AND (iv) SUCH PARTY HAS
BEEN INDUCED TO ENTER INTO THIS  AGREEMENT  BY, AMONG OTHER  THINGS,  THE MUTUAL
WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS Section 9.4.

                  Section 9.5 Specific Performance. Each party hereto agrees and acknowledges  that remedies at law for any breach of its obligations  under this
Agreement are  inadequate and will cause  irreparable  harm and that in addition thereto, the non-breaching parties

                                      -49-

shall be entitled to seek equitable  relief,  including  injunction and specific performance, in the event of any such breach.

                  Section 9.6 Notices. Any notices, requests, claims, demands or other communications required under this Agreement shall be in writing and shall be given or made (and  shall be  deemed  to have  been  duly  given or made upon receipt) by delivery  in person,  by  nationally  recognized  overnight  courier service, by telecopy,  by electronic mail,  facsimile or registered or certified mail (postage prepaid,  return receipt  requested) to the respective  parties at the following addresses,  facsimile numbers, or electronic mail addresses (or at such  other  address  for a party  as shall be  specified  in a notice  given in accordance with this Section 9.6):

         (a) if to Seller on or before the Closing Date:

                           Surgica Corporation
                           5090 Robert J. Mathews Parkway #4
                           El Dorado Hills, Ca 95762
                           Facsimile: 916.933.5260
                           Attention: Louis R. Matson

                           with a copy to:

                           Bullivant Houser Bailey PC
                           1331 Garden Hwy, Suite 300
                           Sacramento, CA 95833
                           Facsimile: 916.442.3442
                           Email eric.stiff@bullivant.com
                           Attention: Eric J. Stiff, Esq.

                           if to Seller after the Closing Date:

                           [___________________]
                           [___________________]
                           [___________________]
                           Facsimile:  [___________________]
                           Email: [___________________]
                           Attention:  [___________________]

         (b) if to the Purchaser:

                           Protein Polymer Technologies, Inc.
                           10655 Sorrento Valley Road
                           San Diego, CA  92121
                           Facsimile: 858.558.6477
                           Email:   wnp@ppti.com; jtp@ppti.com
                           Attention:  William N. Plamondon, Chief Executive
                           Officer and J. Thomas Parmeter, Chairman

                                      -50-

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           515 South Flower Street
                           Los Angeles, CA 90071-2228
                           Facsimile: 213.996.3254
                           Attention: Robert A. Miller Jr., Esq.

                  Section  9.7  Section  Headings.  The  section  and  paragraph headings  contained in this Agreement are for reference  purposes only and shall not in any way  affect  the  meaning  or  interpretation  of this  Agreement.  A reference  to a Section  or an Exhibit or  Schedule  will mean a Section  in, or
Exhibits or Schedule to, this Agreement unless otherwise explicitly set forth.

                  Section 9.8 Construction.  As used herein,  unless the context otherwise  requires:  references  to "Article" or "Section" are to an article or section hereof;  "include," "includes" and "including" are deemed to be followed by "without  limitation"  whether or not they are in fact followed by such words or words of like import;  "hereof,"  "herein,"  "hereunder" and comparable terms refer to the  entirety  of this  Agreement  and not to any  particular  article, section or other  subdivision  hereof or  attachment  hereto;  references  to an agreement or other  instrument or law,  statute or regulation are referred to as amended  and  supplemented  from time to time (and,  in the case of a statute or regulation,  to any  successor  provision)  and  all  regulations,  rulings  and interpretations  promulgated  pursuant thereto;  and the headings of the various articles,  sections  and  other  subdivisions  hereof  are  for  convenience  of reference  only and  shall  not  modify,  define  or limit  any of the  terms or provisions hereof.

                  Section 9.9  Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission) in one (1) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed  shall be deemed to be an  original,  but all of which  taken  together shall constitute one and the same agreement.

                  Section 9.10 Assignments.  This Agreement may not be assigned, by  operation of law, or otherwise  without the express  written  consent of the parties hereto (which consent may be granted or withheld in the sole  discretion of such non-assigning  party),  except that Purchaser may assign, in whole or in part,  any of its rights and  obligations  under this Agreement to an Affiliate;
provided,  that  Purchaser  shall remain  obligated  for payment of the Purchase
Price  and  the  performance  of its  obligations  under  this  Agreement.  This
Agreement  shall be  binding  upon and inure to the  benefit of  successors  and permitted assigns of the parties hereto.

                  Section   9.11   Entire    Agreement,    Enforceability    and
Miscellaneous.  This  Agreement,  including the Exhibits and Schedules  attached hereto,  together with the other  Transaction  Documents:  (a)  constitutes  the entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings,  both written and oral, among the parties, with respect to the subject matter hereof; (b) shall be binding upon,  and is solely for the benefit of, each of the parties  herein and nothing in this  Agreement,  express or implied,  is intended to confer or shall confer upon any other  Persons,  including  any union or any  employee or former employee  of  Seller,  any legal or  equitable  right,  benefit or remedy of any nature whatsoever, including any rights of employment for any

                                      -51-

specified period,  hereunder or by reason of this Agreement; and (c) in case any provision  in this  Agreement  shall  be or shall be held  invalid,  illegal  or unenforceable  (other than  Purchaser's  obligation to pay the Purchase Price or
Seller's obligation to deliver the Acquired Assets), the validity,  legality and enforceability  of the remaining  provisions shall not in any way be affected or impaired  thereby so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially  adverse to any party.  There are no third party  beneficiaries  to this Agreement or the transactions contemplated hereunder, and, except for certain indemnified Persons as set  forth in  Article  VIII of this  Agreement,  in no event  shall  Seller,
Purchaser or their respective  Affiliates have any liability to, or be under any obligation to, any other Person.

                  Section 9.12  Interpretation.  The parties hereto  acknowledge and agree that:  (i) each party hereto and its counsel  reviewed and  negotiated the terms and provisions of this the Transaction  Documents and have contributed to their  revision  and (ii) the rule of  construction  to the  effect  that any ambiguities are resolved against the drafting party shall not be employed in the interpretation  of the  Transaction  Documents.  Whenever  a party's  consent or acceptance  hereunder is qualified by a standard of reasonableness  (including a requirement to not unreasonably withhold such consent or acceptance), such party may not unreasonably withhold or delay such consent or acceptance.

                           [Signature page to follow]

                                      -52-

         IN WITNESS WHEREOF,  Seller and Purchaser have caused this Agreement to be executed by their  respective  officers  thereunto duly  authorized as of the date first written above.

                                       [___________ ACQUISITION, LLC]
                                       By :  Its Manager

                                             Protein Polymer Technologies, Inc.

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                       PROTEIN POLYMER TECHNOLOGIES, INC.

                                       By:  ____________________________________
                                            Name:
                                            Title:

                                       SURGICA CORPORATION

                                       By:  ____________________________________
                                            Name:
                                            Title:

                  [Signature  Page  to  Asset  Purchase  Agreement]

Exhibit D

FORM OF CONSENT TO ASSIGNMENTS AND OBLIGATIONS

[Surgica Corporation Letterhead]

[Date]

_______________

_______________

_______________

Re:	Assignment of Distributor Agreement dated June 28, 2002, by and between Surgica Corporation and Angiodynamics, Inc. (the “Assignment”)

Ladies and Gentlemen:

Surgica Corporation, a Delaware corporation (the “Company”), intends to enter into an option agreement (“Option Agreement”) that shall include (i) an immediate license of certain Company technologies and intellectual property to Protein Polymer Technologies, Inc. (“PPTI”) and (ii) an option to PPTI to acquire all or substantially all of the assets of the Company. In connection with the execution of the Option Agreement, the Company intends to assign all of its rights and obligations under the Distributor Agreement, dated June 28, 2002, by and between the Company and Angiodynamics, Inc. (the “Agreement”) to PPTI.

Pursuant to Section 17.5 of the above-referenced Agreement, the Company needs to secure your approval of the Assignment. By your signature below, you acknowledge that (i) the Agreement is valid and in full force and effect, (ii) you have waived any right to terminate, or claim a default or breach of, the Agreement in connection with the consummation of the Assignment, and (iii) you have consented to the assignment of the Agreement by the Company to PPTI. Please return your signed copy of this letter to us in the enclosed self addressed envelope at your earliest convenience.

Thank you for your cooperation and assistance in this matter.

Very truly yours,

SURGICA CORPORATION,

a Delaware corporation

By:

Name:

Title:

Letter to

Date

Acknowledged and Agreed this

____ day of November, 2005

ANGIODYNAMICS, INC.,

a Delaware corporation

By:

Name:

Title:

Exhibit E

FORM OF VOTING AGREEMENT

Exhibit F

FORM OF EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of December 19, 2005 between SURGICA CORPORATION, a Delaware corporation (the "Company"), and LOUIS R. MATSON (the "Employee").

RECITAL

The Company desires to employ the Employee, and the Employee desires to be so employed by the Company, on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Employee hereby agree as follows:

1.	Employment.

(a)   Subject to the terms and conditions contained herein, the Company hereby agrees to employ the Employee, and the Employee accepts such employment, from the date hereof until the earlier of (i) December 31, 2007 or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement (the “Term”). During the Employee's employment under this Agreement, the Employee shall perform such duties for the Company as may from time to time be assigned to the Employee by the Board of Directors of the Company (the "Board"). The Employee shall have the title of President, or such other title or titles, if any, as from time to time may be assigned to the Employee by the Board.

(b)   The Employee will devote his or her entire business time, energy, attention and skill to the services of the Company and its affiliates and to the promotion of their interests. So long as the Employee is employed by the Company, the Employee shall not, without the written consent of the Company:

(i)           engage in any other activity for compensation, profit or other pecuniary advantage, whether received during or after the term of this Agreement;

(ii)          render or perform services of a business, professional, or commercial nature other than to or for the Company, either alone or as an employee, consultant, director, officer, or partner of another business entity, whether or not for compensation, and whether or not such activity, occupation or endeavor is similar to, competitive with, or adverse to the business or welfare of the Company; or

(iii)        invest in or become a shareholder of another corporation or other entity; provided, that the Employee's investment solely as a shareholder in another corporation shall not be prohibited hereby so long as such investment is not in excess of one percent (1%) of any class of shares that are traded on a national securities exchange.

(c)   Prior to or concurrently with the execution of this Agreement, the Employee has executed an Employee Proprietary Information, Trade Secret and Confidentiality Agreement (the "Confidentiality Agreement").

2.     Location of Employment. The Employee's principal place of employment shall be at the executive offices of the Company located in El Dorado Hills, California; provided, that at the direction of the Board, the Employee may from time to time be required to travel to various domestic and foreign locations.

3.	Compensation.

(a)   In exchange for full performance of the Employee's obligations and duties under this Agreement, the Company shall pay the Employee an annual base salary (the "Base Salary") equal to ________, payable in monthly installments in accordance with the Company's standard payroll practices. In any month in which the Employee shall be employed for less than the entire number of days in such month, the compensation payable under this Section 3(a) shall be prorated on the basis of the number of days during which the Employee was actually employed divided by the number of days in such month.

(b)   The Base Salary is a gross amount, and the Company shall be required to withhold from such amount deductions with respect to Federal, state and local taxes, FICA, unemployment compensation taxes and similar taxes, assessments or withholding requirements.

(c)   During the Employee's employment under this Agreement, the Employee shall also be reimbursed by the Company for reasonable business expenses actually incurred or paid by the Employee, consistent with the policies established by the Board, in rendering to the Company the services provided for in this Agreement, upon presentation of expense statements or such other supporting information as is consistent with the policies of the Company.

(d)   The Employee shall be entitled to 20 business days vacation for each full year of employment under this Agreement, which vacation time will accrue in accordance with the vacation policy of the Company.

(e)   The Employee shall be entitled to participate in all benefit plans (including deferred compensation plans and any medical, dental or life insurance plans) which shall be available from time to time to the domestic management employees of the Company generally, except to the extent such participation in any plan would, in the opinion of the Board, alter the intended tax treatment of such plan; provided, however, that the Employee shall have no right under this Agreement to participate in any stock purchase or other plan relating to shares of capital stock of the Company or its affiliates. The Employee acknowledges and agrees that the Board may in its discretion terminate at any time or modify from time to time any such benefit plans.

(f)    Other than as expressly set forth in this Section 3 or Sections 4(f) and 4(g) below, the Employee shall not receive any other compensation or benefits except to the extent provided by the Board.

4.	Termination.

(a)   Disability. The employment of the Employee under this Agreement may be terminated by the Company immediately upon giving the Employee notice if (i) the Board determines that the Employee is unable to discharge his or her essential job duties by reason of illness or injury or (ii) the Employee has been unable to discharge his or her essential job duties by reason of illness or injury for either (A) a period of two consecutive months or (B) twelve weeks in any twelve-month period. In the event of such termination, the Company shall have no further obligation to pay any unaccrued compensation or unaccrued benefits to the Employee for periods after the date of such termination, except for those payments that would be required under Section 4(c) hereof on a termination for cause.

(b)   Death. The employment of the Employee under this Agreement shall terminate on the date of the Employee's death. In the event of such termination, the Company shall have no further obligation to pay any unaccrued compensation or unaccrued benefits to the Employee for periods after the date of such termination, except for those payments that would be required under Section 4(c) hereof on a termination for cause.

(c)   Termination for Cause. The employment of the Employee under this Agreement may be terminated by the Company upon written notice from the Board that, in the opinion of the Board, the Employee has:

(i)           refused or failed (after reasonable notice that such refusal or failure would result in termination of the Employee's employment) to perform, to the satisfaction of the Board, any duties assigned to the Employee by the Board;

(ii)          committed a breach of the terms of this Agreement or any other legal obligation to the Company;

(iii)        failed to perform any of the Employee's obligations under the Confidentiality Agreement;

(iv)         demonstrated negligence or willful misconduct in the execution of the Employee's assigned duties;

(v)          been convicted of or pleaded nolo contendere to a felony or other serious crime;

(vi)	repeatedly and intemperately used alcohol or drugs;

(vii)       engaged in business practices which, in the opinion of the Board, are unethical or reflect adversely on the Company;

(viii)	misappropriated assets of the Company; or

(ix)         been repeatedly absent from work during normal business hours for reasons other than disability.

Subject to the Employee’s rights under Section 4(e) of this Agreement, upon termination of the Employee’s employment for cause, the Company shall have no further obligation to pay any compensation to the Employee for periods after the effective date of the termination for cause, except for (1) compensation and benefits earned or accrued by the Employee pursuant to Section 3 of this Agreement as of the termination date, and (2) such benefits, if any, as may be required to be provided by the Company under the Employee Retirement Income Security Act of 1974 (“ERISA”) including but not limited to the Comprehensive Omnibus Budget Reconciliation Act (COBRA).

(d)   Termination by Employee Without Good Reason. In the event the Employee terminates his or her employment with the Company other than for Good Reason (as defined below), the Company shall have no further obligation to pay any unaccrued compensation or unaccrued benefits to the Employee for periods after receipt by the Board of a written notice of resignation signed by the Employee or, if no such notice is given, on the date on which the Employee voluntarily terminates his or her employment relationship with the Company for other than Good Reason, except for those payments that would be required under Section 4(c) hereof on a termination for cause.

(e)   Termination by Company without Cause or Termination by Employee For Good Reason. In the event either (i) the Company terminates the employment of the Employee, other than pursuant to subsections (a), (b) or (c) above, or (ii) the Employee terminates his or her employment, other than pursuant to subsections (d) or (e) above, for Good Reason, the Company shall provide to the Employee or any other assignee as provided in Section 10 below, continued payment to the Employee of the Base Salary then in effect at intervals in accordance with the Company’s standard payroll practice until the later of (i) three (3) months from the date of such termination, or (ii) the expiration of the Term of this Agreement. Good Reason defined. For purposes of this Agreement, the term “Good Reason” shall mean a termination by the Employee after the occurrence of any of the following events:

(i)	any reduction in Base Salary;

(ii)          a reduction in the Employee's job function, duties or responsibilities, or a similar change in the Employee's reporting relationships; or

(iii)         any material breach of the terms of this Agreement by the Company;

provided, however, that a termination shall not be treated as a termination for Good Reason (i) if Employee shall have specifically consented in writing to the occurrence of the event giving rise to the claim of termination for Good Reason or (ii) unless Employee, within thirty (30) days after receiving written notice from the Company specifying in reasonable detail the occurrence of one of such events, shall have delivered a written notice to the Company stating that he or she intends to terminate his or her employment for Good Reason and specifying the factual basis for such termination and such event, if capable of being cured, shall not have been cured within thirty (30) days of the receipt by the Company of such notice.

5.	Employee's Representations.

(a)   The Employee represents that he or she has full authority to enter into this Agreement and that he or she is free to enter into this Agreement and not under any contractual restraint which would prohibit the Employee from satisfactorily performing his or her duties to the Company under this Agreement.

(b)   The Employee hereby agrees to indemnify and hold harmless the Company, its officers, directors and stockholders from and against any losses, liabilities, damages or costs (including reasonable attorney's fees) arising out of a breach, or claimed breach, of any of the representations, warranties and covenants of the Employee set forth in this Agreement.

(c)   The Employee acknowledges that he or she is free to seek advice from independent counsel with respect to this Agreement. The Employee has either obtained such advice or, after carefully reviewing this Agreement, has decided to forego such advice. The Employee is not relying on any representation or advice from the Company or any of its officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

6.     Arbitration. Any controversy or claim arising out of or relating to this Agreement or any breach hereof or the Employee's employment by the Company or termination thereof, shall be settled by arbitration by one arbitrator in accordance with the rules of the American Arbitration Association, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in the City of San Diego or such other place as may be agreed upon at the time by the parties to the arbitration.

7.     Equitable Relief. The Employee acknowledges that the Company is relying for its protection upon the existence and validity of the provisions of this Agreement, that the services to be rendered by the Employee are of a special, unique and extraordinary character, and that irreparable injury will result to the Company from any violation or continuing violation of the provisions of this Agreement for which damages may not be an adequate remedy. Accordingly, the Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to obtain such equitable relief as may be permitted by law in a court of competent jurisdiction including, without limitation, injunctive relief from any violation or continuing violation by the Employee of any term or provision of this Agreement.

8.     Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (and not the laws of conflicts) of the State of California.

9.     Entire Agreement. This Agreement constitutes the whole agreement of the parties hereto in reference to any employment of the Employee by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, representations and understandings relative thereto being herein merged.

10.	Assignability.

(a)   In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement. This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die, any amounts payable to him or her hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to his or her estate.

(b)   This Agreement is personal in nature and the Employee shall not, except as set forth in subsection (a) hereof, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

(c)   Except as set forth in subsection (a) above, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

11.  Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance. Any such written instrument must be approved bay the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

12.  Notice. All notices, requests or consents required or permitted under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such parties' addresses or telecopy numbers as are set forth below such parties' signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section 12. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

13.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.  Survival. The representations and agreements of the Employee set forth in Sections 5, 6 and 7 of this Agreement shall survive the expiration or termination of this Agreement (irrespective of the reason for such expiration of termination).

15.  Attorney's Fees. If any party to this Agreement seeks to enforce his or her or its rights under this Agreement, the prevailing party or parties shall be entitled to recover reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

[Signature page to follow]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Employment Agreement as of the date first above written.

SURGICA CORPORATION

By _________________________

Louis R. Matson
President and Chief Executive Officer

Address for Notices:

_______________________________

_______________________________

_______________________________

___________________________

LOUIS R. MATSON

Address for Notices:

_______________________________

_______________________________

_______________________________

[Signature Page to Employment Agreement]

Exhibit G

FORM OF SIDE LETTER

[Date]

Protein Polymer Technologies, Inc.

10655 Sorrento Valley Road

San Diego, California

Facsimile: (858) 558-6467

Phone: (858) 558-6064

Attention: William N. Plamondon, III

Re: Representations and Warranties

Gentlemen:

Reference is made to that certain Asset Purchase Option Agreement (the “Agreement”), dated as of November 23, 2005, by and between Protein Polymer Technologies, Inc., a Delaware corporation (“Buyer”), and Surgica Corporation, a Delaware corporation (“Seller”). This letter (the “Side Letter”) is to confirm my understanding with respect to the matters set forth below. Capitalized terms used in this Side Letter, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement. The provisions of this Side Letter shall apply solely to the undersigned, Louis R. Matson (“Matson”), and Buyer notwithstanding any provisions to the contrary in the Agreement.

1.             Representations and Warranties. Matson represents and warrants to Buyer that, to his actual knowledge, each of the representations and warranties of Seller set forth in the Agreement is true and correct at and as of the date the Agreement was executed.

2.             Liability. Buyer and Matson acknowledge and certify that in no event shall Matson’s liability for any claims by Buyer with respect to Matson’s representations and warranties pursuant to Section 1 of this Side Letter exceed the aggregate amount of consideration paid by Buyer to Matson or by Buyer to Seller for purposes of paying Matson as specifically provided for and pursuant to Schedules B and C of that certain License Agreement attached to the Agreement as Exhibit A.

3.             Amendment. This Side Letter may be amended only by a written instrument executed by Buyer and Matson. Any amendment effected pursuant to this Section 3 shall be binding upon all parties hereto.

4.             Entire Agreement. Except as specifically set forth herein, this Side Letter and other documents referred to herein contain the entire understanding of the parties hereto in respect of their subject matter and supersede all prior and contemporaneous agreements and understandings, oral and written, among the parties with respect to such subject matter.

5.             Successors and Assigns. This Side Letter shall be binding upon and inure to the benefit of the Buyer and Matson, and their respective successors, heirs and assigns; provided, however, that Matson shall not directly or indirectly delegate, transfer or assign any of his obligations or duties hereunder in whole or in part without the prior written consent of Buyer, and any such transfer or assignment without said consent shall be void ab initio.

6.             Counterparts. This Side Letter may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Side Letter.

7.             Governing Law. This Side Letter shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

Please indicate your acceptance of the terms of this letter by signing below.

Very Truly Yours,

_________________________________

Louis R. Matson

Agreed & Acknowledged:

PROTEIN POLYMER TECHNOLOGIES, INC.

By:____________________________

Name: William N. Plamondon, III

Title:	Chief Executive Officer

[Signature page to Side Letter]

Schedule 2.4

[*****]

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2.8

FEES

[*****]

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 4.8

CONTEMPLATED FUNDING OF OPERATIONS BY OPTIONEE

[*****]

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.